THE MASTERS' SELECT FUNDS




                                    [PHOTO]





                     ANNUAL REPORT

                     The Masters' Select Equity Fund
                     The Masters' Select International Fund
                     The Masters' Select Value Fund

                     December 31, 2002


                    [LOGO] LITMAN/GREGORY FUND ADVISORS, LLC

                           www.mastersselectfunds.com

THE MASTERS' SELECT CONCEPT

In constructing the Masters' Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1. First, only stock-pickers we believe to be exceptionally skilled were chosen to manage each fund's portfolio.

2. Second, and of equal importance, each stock-picker runs a very focused portfolio of not more than 15 of his or her favorite stocks. We believe that most stock-pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform (a more diversified portfolio) over a market cycle.

3. Third, even though each manager's portfolio is focused, we seek ways to diversify each of our funds. With the Equity and International Funds, we have done this by including managers with differing investment styles and market cap orientations. With the Value Fund, we have selected managers who each take unique approaches to assessing companies and defining value.

4. Finally, we believe that excessive asset growth results in diminished performance. We have committed to close each of the Masters' Select Funds to new investors at levels that we believe will preserve the managers' ability to effectively implement the "select" concept.

PORTFOLIO FIT

As with all equity funds, Masters' Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds' net asset values decline. Within that context, we created the Masters' Select Equity and Masters' Select International Funds to be used as core equity and international fund holdings. We created Masters' Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds' overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

 | The Masters' Select Funds

[PHOTO]

Contents

Our Commitment to Shareholders                                                 2

Letter to Shareholders                                                         4

Masters' Select Equity Fund
  Equity Fund Review                                                           9
  Equity Fund Managers                                                        14
  Equity Fund Stock Highlights                                                15
  Equity Fund Schedule of Investments                                         19

Masters' Select International Fund
  International Fund Review                                                   21
  International Fund Managers                                                 26
  International Fund Stock Highlights                                         27
  International Fund Schedule of Investments                                  30

Masters' Select Value Fund
  Value Fund Review                                                           32
  Value Fund Managers                                                         36
  Value Fund Stock Highlights                                                 37
  Value Fund Schedule of Investments                                          40

Statements of Assets and Liabilities                                          42

Statements of Operations                                                      43

Statements of Changes in Net Assets
  Equity Fund                                                                 44
  International Fund                                                          45
  Value Fund                                                                  46

Financial Highlights
  Equity Fund                                                                 47
  International Fund                                                          48
  Value Fund                                                                  49

Notes to Financial Statements                                                 50

Report of Independent Accountants                                             56

Trustee and Officer Information                                               57

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters' Select Funds.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change. Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the Funds' performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

                                                           Table of Contents | 1

THE MASTERS' SELECT PHILOSOPHY AND OUR COMMITMENT TO SHAREHOLDERS

At Litman/Gregory Fund Advisors we remain committed to doing all we can to make each Masters' Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First is our commitment to the Masters' Select concept.

     * Our follow through includes our commitment to only hire managers who we strongly believe can deliver superior returns going forward and to base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills but also to evaluate their ability to perform well within a concentrated portfolio format.

     * Our commitment also includes our ongoing monitoring of our managers to ensure that they are staying true to their Masters' Select mandate. In doing so it requires us to focus on long-term performance so that our stock pickers will not be distracted by short-term performance pressure.

Second is our commitment to doing all we can to ensure that the framework within which our stock pickers do their work offers them the best chance for them to excel.

     * This includes our commitment to shut down each fund at an asset level that locks in lots of flexibility for our stock pickers. Masters' Select Equity will shut down at $750 million and Masters' Select International at $1 billion. These are extremely low closing levels in the mutual fund world today.

     * The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest without worry that the potential volatility within his portfolio will be directly felt by the fund's shareholders. The multi-manager structure ensures the diversification necessary to temper the volatility of each individual sub-portfolio.

     * We also work hard to discourage short-term speculators so that cash flows into the fund are not volatile, forcing our managers to sell stocks at inopportune times. This is the sole reason for the sixth month redemption fee that is paid back into the fund for the benefit of shareholders.

Third is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

     * We've remained attentive to fund overhead and whenever we have achieved savings we have passed them through to shareholders. For example, we have had several manager changes that resulted in lower subadvisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

     * We also work closely with our subadvisors to make sure they are aware of tax loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment.

2 | The Masters' Select Funds

Fourth is our commitment to communicate honestly about all relevant developments.

     * We will continue to do this by providing thorough and educational shareholder reports.

     * We will continue to provide what we believe are realistic assessments of the investment environment. For example, in the late 1990's and into 2002 we wrote in some detail about our reasons for believing that in the coming years the popular large-cap stock market indexes would deliver returns far lower than in the last 20 years, and that a bear market was a possibility. In 2000 we also wrote about our concerns that growth stocks were overpriced.

     * Finally we will be honest and fess up when we make mistakes, as we did in selecting one of the original managers for Masters' Select Equity (we replaced him in the fund's second year). But, in turn we will also make sure you are aware of what we've done right.

Our commitment to Masters' Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the funds, as does our company retirement plan. In addition, we use the funds extensively in our client accounts in our investment advisor practice. We have no financial incentive to do so because the fees we receive on those client assets are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the funds in our client accounts because each Masters' Select fund is capacity constrained (they will be closed at pre-determined asset levels) and by using them in client accounts we are using up capacity for which we are not paid. But we believe these funds offer value that we can't get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

                                                                  Commitment | 3

JANUARY 2003

DEAR FELLOW SHAREHOLDER:

Despite a fourth-quarter stock market rebound, 2002 marked the third straight losing year for the broad stock market averages. The last three-year losing stretch for the stock market was from 1939 to 1941. With the Wilshire 5000 and S&P 500 both losing over 20%, it was also the worst year for the stock market since 1974. Moreover, the declines were broad. Every style and market-cap group experienced double-digit losses, and all ten sectors in the S&P 500 lost value on the year. Unfortunately the Masters' Select Funds were not able to buck the trend. Though each fund beat its index benchmarks and ranked high within its Lipper, Inc. peer group, each also experienced double-digit losses.

In this report we will update you on the success of the Masters' Select concept, take a close look at the performance and posture of each fund, report on other specific developments and explain why we are finally more optimistic about future returns.

THE MASTERS' SELECT CONCEPT SCORECARD

Masters' Select Equity is now six years old and Masters' Select International is five years old. Masters' Select Value is two and one half years old. When we launched Masters' Select Equity, our first fund, our objective was to create a fund that could serve as superb core equity fund holding. Then and now our definition of a core holding is a fund that:

1. Is capable of fairly consistent performance in a variety of environments. This required that it be diversified by style and market cap.

2. Delivers superior performance compared to broad equity fund benchmarks over the long run.

Similarly, our objective with Masters' Select International is for it to be an excellent core international equity fund.

Over the last six years the stock market environment has provided quite a test for both funds. We have had a frenzied bull market and the worst bear market since the 1930s. We've had massive outperformance for growth stocks compared to value stocks, followed by a period during which value has dominated. And we've witnessed a complete reversal of the dominance of mega-cap stocks in favor small-cap and mid-cap stocks. We've experienced the rise and fall of Internet stocks, a tech bubble, a contested Presidential election, 9/11, corporate malfeasance, surprisingly strong productivity, a renewed focus on fundamentals, a new currency in Europe, rising risk of war in the Middle East, to name a few high and low lights. Through it all Masters' Select Equity and Masters' Select International outperformed their benchmarks by wide margins by exhibiting consistently superior performance in most periods. Masters' Select Value has not performed quite as well during its much shorter life but it has also comfortably bested its benchmarks and ranks in the top third of its Lipper peer group. Please see the discussion on each fund in this report for a detailed performance analysis.

4 | The Masters' Select Funds

RELATIVE PERFORMANCE VS. ABSOLUTE PERFORMANCE

There is an old saying "you can't eat relative performance." This is another way of saying that it doesn't do much good to outperform in a down market if you still lose money. This is an understandable point of view. However, it is also one that is taken out of reasonable investment context. There are several "truths" when it comes to investing in stocks. First, stocks can go down as well as up. Investors may have forgotten or stopped believing this truth after the huge returns of the 1980s and 1990s. Even the most skilled stock pickers will be unlikely to avoid losses in years like 2002. The second truth is that the shorter the time frame, the greater the risk. This is why stock investors should have a relatively long time horizon. How long is long? The vast majority of the time stocks have generated positive returns and outperformed more conservative asset classes over three years. However, there have been exceptions - as everyone is now aware. And the exceptions are why it is prudent and necessary to view stock investing as appropriate for a longer time horizon - at least five years but preferably much longer. Over a long time frame investment success can be measured by total return which can be maximized in a number of ways. One is by generating huge returns in up markets that more than compensate for huge losses in down markets. Another way is by losing less in down markets while delivering competitive returns in up markets. If forced to choose between these two options we'd chose the latter for two reasons. First, it's tough to stick with a fund when it is underperforming in a down market. And if investors throw in the towel then they won't be there to benefit when the fund rebounds. Second, outperformance in a down market is especially valuable because it is so tough to make up loss. This is because it requires a larger percentage gain to offset a previous loss. As an example, it takes a 25% return to recoup a 20% loss. Over the long run investors can eat relative performance in a down market because it contributes to higher long-term returns. Long-term returns factor in the cumulative impact of both losses and gains over shorter time periods along the way. Investors who lost less in this bear market and didn't throw in the towel so that their capital will work for them in the better days that will come should have more wealth ten years from now.

Our real goal is not necessarily to outperform in bearish environments and lag in bullish markets, or vice versa. With Masters we want to outperform over a market cycle and a secondary goal is to keep pace with or do better than our benchmarks in both up and down markets. So far two of our funds have experienced both a bull and bear market environment. Masters' Select Equity outperformed its passive benchmarks during the last three down years for stocks by over 6% annualized per year but lagged in the three up years that came first (it barely lagged its primary benchmark, the Custom Equity Index but lagged its other benchmark, the Wilshire 5000 by more). In the up markets of 1997 through 1999, all the underperformance came in 1998 which was a very unusual year during which value stocks, small caps and foreign stocks hugely underperformed large-cap growth stocks, for reasons that had little fundamental basis. That put the very-diversified Masters' Select Equity at a structural disadvantage to its larger-cap benchmark in that particular year. We believe and hope that the fund's performance in 1997 and 1999, when its combined return beat its benchmarks, is more indicative of how it will do in a sustained

                                                          Shareholder Letter | 5
bull market. Masters' Select International has, so far, outperformed in the two years that preceded the market downturn and also outperformed its benchmark over the past three years by losing less.

While each fund lost significant capital in the bear market, posting losses well below those of their benchmarks and most of their peers over the past three years contributed to each fund's strong relative long-term record mentioned above. Though the absolute returns have not been high in the stock market during the period in which each fund has operated, Masters' Select Equity and International have managed to deliver decent absolute returns that provide a foundation of value to build on if, as we expect, we move into a somewhat-better return environment.

LOOKING FORWARD

In many past shareholder reports we mentioned our concerns that stocks were richly valued and that therefore longer-term returns would be much lower than investors had become accustomed to. We now believe that valuation is in the investor's favor.

Besides overseeing Masters' Select, we also manage money and publish research for financial advisors and institutions. As part of these other businesses we spend a lot of time assessing valuations of different financial asset classes. After the worst three calendar years for stocks since the 1939-1941 period, we now view stocks as undervalued. Our valuation work takes into account different scenarios and looks at different valuation metrics. Based on what we consider to be the likely range of scenarios, stocks look moderately to significantly undervalued. We believe the undervaluation is large enough to allow for a fairly substantial increase in interest rates and still leave room for decent stock returns over the next several years (rising interest rates are generally a negative for stock prices).

                MEDIAN NORMALIZED P/E FOR THE LARGEST 3000 STOCKS

                                  As 12/31/02

This data set has a small-cap bias. The median market capitalization of the largest 3000 companies is under $1 billion.

                                    [GRAPH]

                            Aug-76             8.21
                            Oct-76             8.27
                            Oct-76             7.98
                            Nov-76             8.11
                            Dec-76             8.75
                            Jan-77             8.61
                            Feb-77             8.38
                            Apr-77             8.31
                            Apr-77             8.36
                            May-77             8.20
                            Jul-77             8.60
                            Jul-77             8.43
                            Aug-77             8.18
                            Sep-77             8.15
                            Oct-77             7.86
                            Dec-77             8.33
                            Dec-77             8.29
                            Jan-78             7.90
                            Feb-78             7.87
                            Mar-78             8.25
                            Apr-78             8.77
                            May-78             9.06
                            Jun-78             8.87
                            Jul-78             9.28
                            Sep-78             9.73
                            Sep-78             9.52
                            Oct-78             7.82
                            Dec-78             8.03
                            Dec-78             8.00
                            Jan-79             8.56
                            Mar-79             8.17
                            Mar-79             8.73
                            Apr-79             8.75
                            Jun-79             8.57
                            Jun-79             8.87
                            Jul-79             8.99
                            Aug-79             9.51
                            Sep-79             9.33
                            Oct-79             8.28
                            Nov-79             8.73
                            Dec-79             8.97
                            Feb-80             9.42
                            Feb-80             9.13
                            Mar-80             7.38
                            Apr-80             7.75
                            May-80             8.30
                            Jun-80             8.57
                            Jul-80             9.44
                            Aug-80             9.97
                            Sep-80            10.19
                            Oct-80            10.49
                            Nov-80            11.14
                            Dec-80            10.65
                            Jan-81            10.50
                            Feb-81            10.45
                            Mar-81            11.17
                            May-81            11.37
                            May-81            11.62
                            Jun-81            11.26
                            Jul-81            10.90
                            Aug-81             9.97
                            Sep-81             9.06
                            Oct-81             9.75
                            Nov-81             9.98
                            Jan-82             9.74
                            Jan-82             9.34
                            Feb-82             8.80
                            Mar-82             8.64
                            Apr-82             9.04
                            May-82             8.71
                            Jun-82             8.32
                            Jul-82             8.15
                            Aug-82             8.72
                            Oct-82             9.00
                            Oct-82            10.23
                            Nov-82            11.08
                            Dec-82            11.15
                            Jan-83            11.93
                            Feb-83            12.58
                            Apr-83            12.84
                            Apr-83            13.71
                            May-83            14.61
                            Jul-83            15.20
                            Jul-83            14.70
                            Aug-83            14.06
                            Sep-83            14.24
                            Oct-83            13.20
                            Nov-83            13.82
                            Dec-83            13.49
                            Jan-84            13.20
                            Feb-84            12.38
                            Mar-84            12.40
                            Apr-84            12.27
                            May-84            11.57
                            Jun-84            11.84
                            Jul-84            11.22
                            Aug-84            12.48
                            Sep-84            12.33
                            Oct-84            12.07
                            Nov-84            11.71
                            Dec-84            11.85
                            Feb-85            13.37
                            Mar-85            13.67
                            Mar-85            13.34
                            Apr-85            13.14
                            May-85            13.57
                            Jun-85            13.67
                            Jul-85            14.03
                            Aug-85            13.85
                            Sep-85            12.97
                            Nov-85            13.42
                            Nov-85            14.31
                            Dec-85            14.89
                            Jan-86            15.08
                            Feb-86            16.09
                            Mar-86            16.80
                            Apr-86            16.97
                            May-86            17.46
                            Jun-86            17.34
                            Aug-86            15.63
                            Aug-86            16.02
                            Sep-86            14.93
                            Oct-86            15.43
                            Nov-86            15.30
                            Dec-86            14.77
                            Jan-87            16.39
                            Feb-87            17.64
                            Mar-87            17.96
                            May-87            17.32
                            May-87            17.12
                            Jun-87            17.41
                            Jul-87            17.78
                            Aug-87            18.16
                            Sep-87            17.67
                            Oct-87            12.14
                            Nov-87            11.39
                            Jan-88            12.19
                            Jan-88            12.58
                            Feb-88            13.58
                            Apr-88            14.09
                            Apr-88            14.26
                            May-88            13.80
                            Jul-88            14.65
                            Jul-88            14.40
                            Aug-88            13.90
                            Sep-88            14.12
                            Oct-88            13.85
                            Dec-88            13.27
                            Dec-88            13.68
                            Jan-89            14.21
                            Feb-89            14.19
                            Mar-89            14.41
                            Apr-89            14.94
                            May-89            15.46
                            Jun-89            15.00
                            Jul-89            15.55
                            Sep-89            15.79
                            Sep-89            15.71
                            Oct-89            14.70
                            Dec-89            14.70
                            Dec-89            14.65
                            Jan-90            13.28
                            Feb-90            13.59
                            Mar-90            14.03
                            Apr-90            13.53
                            Jun-90            14.41
                            Jun-90            14.40
                            Jul-90            13.71
                            Aug-90            11.81
                            Sep-90            10.71
                            Oct-90            10.01
                            Nov-90            10.71
                            Dec-90            11.06
                            Feb-91            12.03
                            Mar-91            13.31
                            Mar-91            14.20
                            Apr-91            14.17
                            May-91            14.80
                            Jun-91            13.90
                            Jul-91            14.31
                            Aug-91            14.83
                            Sep-91            14.91
                            Nov-91            15.29
                            Nov-91            14.53
                            Dec-91            15.60
                            Jan-92            16.83
                            Feb-92            17.29
                            Mar-92            16.64
                            May-92            15.99
                            May-92            16.15
                            Jun-92            15.32
                            Jul-92            15.79
                            Aug-92            15.28
                            Sep-92            15.59
                            Oct-92            16.04
                            Nov-92            17.21
                            Jan-93            17.75
                            Jan-93            18.29
                            Feb-93            17.80
                            Mar-93            18.32
                            Apr-93            17.79
                            May-93            18.51
                            Jun-93            18.57
                            Jul-93            18.79
                            Aug-93            19.50
                            Oct-93            19.99
                            Oct-93            20.43
                            Nov-93            19.68
                            Dec-93            20.25
                            Jan-94            20.79
                            Feb-94            20.62
                            Apr-94            19.41
                            Apr-94            19.45
                            May-94            19.11
                            Jul-94            18.34
                            Jul-94            18.52
                            Aug-94            19.41
                            Sep-94            19.19
                            Oct-94            18.95
                            Nov-94            18.00
                            Dec-94            18.30
                            Jan-95            17.89
                            Feb-95            18.44
                            Mar-95            18.56
                            Apr-95            18.72
                            May-95            18.77
                            Jun-95            19.49
                            Jul-95            20.38
                            Sep-95            20.53
                            Sep-95            20.63
                            Oct-95            19.52
                            Dec-95            20.15
                            Dec-95            20.47
                            Jan-96            20.26
                            Mar-96            20.72
                            Mar-96            20.92
                            Apr-96            21.82
                            May-96            22.45
                            Jun-96            21.31
                            Jul-96            19.26
                            Aug-96            20.16
                            Sep-96            20.68
                            Nov-96            20.16
                            Nov-96            20.78
                            Dec-96            21.06
                            Jan-97            21.25
                            Feb-97            20.50
                            Mar-97            19.32
                            Apr-97            19.17
                            May-97            21.09
                            Jun-97            21.75
                            Aug-97            22.57
                            Aug-97            22.91
                            Sep-97            24.42
                            Oct-97            23.14
                            Nov-97            22.83
                            Dec-97            23.07
                            Jan-98            22.54
                            Feb-98            24.06
                            Mar-98            24.90
                            May-98            24.87
                            May-98            23.38
                            Jun-98            23.28
                            Jul-98            21.25
                            Aug-98            17.23
                            Sep-98            15.67
                            Oct-98            17.80
                            Nov-98            18.03
                            Jan-99            17.88
                            Jan-99            18.59
                            Feb-99            17.36
                            Mar-99            16.12
                            Apr-99            15.92
                            May-99            16.81
                            Jun-99            17.49
                            Jul-99            17.18
                            Aug-99            16.81
                            Oct-99            16.63
                            Oct-99            16.71
                            Nov-99            17.03
                            Dec-99            17.23
                            Feb-00            18.23
                            Mar-00            18.29
                            Mar-00            18.68
                            Apr-00            20.53
                            May-00            19.23
                            Jun-00            20.33
                            Jul-00            20.13
                            Sep-00            21.04
                            Sep-00            19.63
                            Oct-00            17.07
                            Dec-00            15.54
                            Dec-00            16.77
                            Jan-01            17.89
                            Mar-01            16.69
                            Mar-01            15.58
                            Apr-01            16.90
                            Jun-01            17.14
                            Jun-01            17.41
                            Jul-01            16.38
                            Aug-01            15.79
                            Sep-01            13.69
                            Oct-01            14.75
                            Nov-01            13.87
                            Dec-01            14.90
                            Jan-02            14.28
                            Feb-02            13.87
                            Mar-02            14.96
                            Apr-02            14.44
                            May-02            14.04
                            Jun-02            14.24
                            Jul-02            11.81
                            Aug-02            12.28
                            Sep-02            10.10
                            Oct-02            10.60
                            Nov-02            11.00
                            Dec-02            10.56

The median P/E is only 10.6 times earnings. This suggests that the average stock offers very good value.

Data Source: Leuthold Group

Copyright 2003, Litman/Gregory Analytics, LLC

This is not to say that there is not still risk out there. Over the near term the ability of the economy to gain a firmer foothold is still a question. And how the Iraq situation plays out can't be forecasted with great confidence, although perhaps the situation will be clearer by the time you read this. However, there is always risk and these are issues that are likely

6 | The Masters' Select Funds
to pass with time. Terrorism has the potential to have a longer-term negative impact, not only because of the cost of the fight against terrorism, but also because certain types of terrorist acts could have a lasting impact on economic behavior and the economy. It is not at all certain that this will happen. But it is certainly possible. The threat of rising interest rates is also a risk. There has been growing concern about deflation and while we believe this is also a short-term risk, the policy responses to fight deflation are themselves inflationary. The longer-term impact could be a spike in inflation that would drive interest rates somewhat higher. But it is important to recognize that stock prices already reflect some of these well-known risks. So if we are right that stocks are undervalued, that undervaluation offers some cushion against short and long-term risks. And it is also important to remember that not all risks become reality. Over the years there has been a long list of major concerns faced by investors that never panned out. So as we look forward, we are most uncertain about the near term. If things play out well then stocks could have a solid year. If they don't then stocks could be disappointing, though we think it is extremely unlikely that 2003 will be anywhere near as bad as 2002. Short-term uncertainty is virtually impossible to consistently assess correctly and for this reason we believe short-term market forecasts are largely a waste of time.

While encouraging, our valuation work does not suggest that we are going back to the big returns that came so easy in the 1980s and 1990s. With interest rates very low now, stocks won't have the powerful tailwind of declining interest rates pushing prices higher. (Remember, interest rates were well into the teens in the early 1980s.) As we move into 2003 we believe stock returns will fall within a range of 4% to 12% on an annualized basis over the next three to five years. The low end of that range assumes a fairly negative scenario that we don't put a high probability on. Instead we believe the odds are that stock returns will fall in the upper half of the range. That is very likely to be a significantly better return than more conservative investments such as bonds and cash will provide. Foreign stock markets look somewhat cheaper to us than the U.S. stock market, so we wouldn't be surprised to see somewhat higher returns delivered by Masters' Select International. And of course we hope and believe that all three funds will continue to deliver a meaningful performance advantage above and beyond their benchmarks.

It is important to remember that our analysis of the stock market has absolutely zero impact on each funds' holdings. Each of the Masters' stock pickers owns his highest-conviction stocks for Masters' Select and works independently based on his own investment process and discipline. However, a generally undervalued market suggests to us a much greater opportunity set than was the case three years ago.

EXPENSES

Each of our funds experienced a slight reduction in expenses in 2002. It's difficult to reduce expenses when assets are falling (fixed costs get spread across a smaller asset base) and because of market losses two of our three funds ended the year with less assets than they started with. All our performance history provided in this report is net of all expenses. We will continue to work hard to do what we can to further reduce expenses which, of course, are a factor contributing to performance. All three Masters' Select funds have the

                                                          Shareholder Letter | 7
potential to experience some further expense declines as assets grow. However, of the three, Masters' Select Value is likely to experience the largest drop in expenses because its asset base is the smallest, so asset growth will have a bigger incremental impact.

TAXES

The bear market's silver lining is that each Masters' Select Fund has capital loss carryforwards that can be used to offset capital gains that are triggered in future years. See the specific report on each fund for details. The bottom line is that it is unlikely that any of our funds will have a capital gain distribution in 2003 and it is possible that Equity and International may be able to avoid distributions in 2004 as well.

FINAL REMARKS

The last three years have been brutal for equity investors. In this trying environment, we are grateful for the partnership and support of our shareholders. In a year when the average equity fund experienced net redemptions, each of our funds experienced net subscriptions. We thank you for the vote of confidence. For the first time in many years we believe stocks are comfortably undervalued and we believe this bodes well for patient investors. We and our stock pickers will continue to do all we can to make investing in each Masters' Select Fund a rewarding experience. And, we will continue our commitment to communicate honestly to our fellow shareholders.

Sincerely,

/s/ Ken Gregory

Ken Gregory President
Litman/Gregory Fund Advisors

8 | The Masters' Select Funds

MASTERS' SELECT EQUITY FUND REVIEW

The year 2002 was the worst for stocks in 28 years. Not only was the 20%-plus decline in our benchmarks large, but the market decline was broad, with all sectors, styles and market cap groups declining in value. With that as a backdrop, Masters' Select Equity lost 19.06%. That this was better than all of its benchmarks was small consolation. The decline in the stock market last year was also the third year in a row that stocks declined - the first time this has happened since 1941. Though Masters' Select Equity lost money over the three years (almost the entire loss occurred in 2002), it hugely outperformed its passive benchmarks during this period, beating the highest-returning of these by 6.54% on average per year. (Please see our discussion on relative performance in the introduction to this report.)

COMPARISON CHART

The value of a hypothetical $10,000 investment in the Masters' Select Equity Fund from its inception (12/31/96) to present as compared with the Wilshire 5000 Index, the Lipper Multi-Cap Core Index and the Custom Equity Index.

                                    [GRAPH]

                 Masters'                        Lipper
                 Select          Wilshire       Multi-Cap        Custom
                 Equity           5000            Core           Equity
                  Fund            Index           Index           Index
                 $15,265         $12,573         $12,219         $12,546
                 -------         -------         -------         -------

12/31/96         $10,000         $10,000         $10,000         $10,000
01/31/97         $10,290         $10,535         $10,474         $10,443
02/28/97         $10,320         $10,530         $10,443         $10,466
03/31/97         $ 9,860         $10,065         $10,057         $10,070
04/30/97         $10,210         $10,504         $10,405         $10,502
05/31/97         $10,920         $11,248         $11,107         $11,251
06/30/97         $11,530         $11,765         $11,526         $11,764
07/31/97         $12,790         $12,669         $12,402         $12,547
08/31/97         $12,500         $12,193         $12,061         $12,019
09/30/97         $13,560         $12,912         $12,724         $12,724
10/31/97         $12,850         $12,482         $12,246         $12,217
11/30/97         $12,740         $12,891         $12,454         $12,584
12/31/97         $12,911         $13,129         $12,627         $12,791
01/31/98         $12,845         $13,200         $12,698         $12,908
02/28/98         $13,925         $14,161         $13,605         $13,834
03/31/98         $14,415         $14,870         $14,243         $14,486
04/30/98         $15,081         $15,047         $14,397         $14,616
05/31/98         $14,557         $14,646         $14,002         $14,275
06/30/98         $14,732         $15,160         $14,395         $14,697
07/31/98         $14,579         $14,828         $14,102         $14,364
08/31/98         $11,850         $12,518         $11,906         $12,176
09/30/98         $12,210         $13,336         $12,471         $12,873
10/31/98         $13,140         $14,328         $13,322         $13,843
11/30/98         $13,883         $15,231         $14,036         $14,647
12/31/98         $14,834         $16,205         $14,988         $15,482
01/31/99         $15,304         $16,801         $15,485         $15,971
02/28/99         $14,572         $16,192         $14,888         $15,327
03/31/99         $15,413         $16,817         $15,358         $15,868
04/30/99         $16,955         $17,623         $15,985         $16,646
05/30/99         $16,736         $17,237         $15,806         $16,340
06/30/99         $18,059         $18,129         $16,581         $17,186
07/31/99         $17,589         $17,548         $16,216         $16,767
08/31/99         $17,304         $17,385         $15,933         $16,591
09/30/99         $16,898         $16,930         $15,536         $16,290
10/31/99         $17,365         $18,007         $16,324         $17,086
11/30/99         $17,728         $18,610         $16,850         $17,592
12/31/99         $18,758         $20,023         $18,103         $18,874
01/31/00         $18,471         $19,192         $17,589         $18,030
02/29/00         $18,354         $19,622         $18,266         $18,435
03/31/00         $20,115         $20,787         $19,437         $19,526
04/30/00         $19,880         $19,704         $18,715         $18,777
05/31/00         $19,254         $19,017         $18,065         $18,243
06/30/00         $19,867         $19,855         $18,827         $18,947
07/31/00         $19,658         $19,450         $18,533         $18,536
08/31/00         $21,067         $20,862         $19,840         $19,641
09/30/00         $19,684         $19,888         $18,929         $18,704
10/31/00         $19,632         $19,466         $18,715         $18,438
11/30/00         $18,210         $17,529         $17,121         $16,972
12/31/00         $19,353         $17,842         $17,496         $17,383
01/31/01         $19,935         $18,525         $18,100         $17,997
02/28/01         $18,787         $16,769         $16,471         $16,478
03/31/01         $18,026         $15,640         $15,494         $15,474
04/30/01         $19,338         $16,927         $16,749         $16,664
05/31/01         $20,054         $17,097         $16,890         $16,763
06/30/01         $20,024         $16,809         $16,599         $16,525
07/31/01         $19,666         $16,532         $16,266         $16,204
08/31/01         $18,817         $15,532         $15,344         $15,348
09/30/01         $16,267         $14,137         $13,771         $13,912
10/31/01         $16,625         $14,496         $14,145         $14,297
11/30/01         $18,276         $15,605         $15,256         $15,338
12/31/01         $18,860         $15,886         $15,613         $15,633
01/31/02         $18,561         $15,689         $15,268         $15,353
02/28/02         $17,722         $15,366         $14,992         $15,073
03/31/02         $18,696         $16,039         $15,599         $15,801
04/30/02         $18,141         $15,256         $14,936         $15,165
05/31/02         $17,976         $15,076         $14,814         $15,080
06/30/02         $16,583         $14,016         $13,653         $14,047
07/31/02         $15,250         $12,885         $12,576         $12,934
08/31/02         $15,669         $12,961         $12,656         $13,004
09/30/02         $14,261         $11,661         $11,492         $11,596
10/31/02         $15,175         $12,553         $12,220         $12,565
11/30/02         $16,314         $13,310         $12,964         $13,288
12/31/02         $15,265         $12,573         $12,219         $12,546

The hypothetical $10,000 investment at Fund inception includes charges in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

                                                                Fund Summary | 9

INVESTMENT PERFORMANCE                                      THREE YEAR       FIVE YEAR         AVERAGE
AS OF DECEMBER 31, 2002                                      AVERAGE          AVERAGE        ANNUAL TOTAL
                                            12 MONTH       ANNUAL TOTAL     ANNUAL TOTAL     RETURN SINCE
                                          TOTAL RETURN       RETURN           RETURN         INCEPTION(1)
                                          ------------       ------           ------         ------------
Masters' Select Equity Fund                 -19.06%           -6.64%            3.41%            7.30%

Custom Equity Index(2)                      -20.99%          -13.18%           -0.70%            3.58%

Wilshire 5000 Index(3)                      -20.86%          -14.36%           -0.86%            3.89%

Lipper Multi-Cap Core Fund Index(4)         -21.74%          -12.27%           -0.66%            3.39%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY SELL SHARES. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Indices are unmanaged, do not incur fees, expenses, or taxes and cannot be invested in directly.

(1)  The inception date of the Masters' Select Equity Fund is December 31, 1996.

(2) The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index.

(3) The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available pricing data.

(4) The Lipper Multi-Cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time.

LONG-TERM PERFORMANCE ANALYSIS

In the six-year life of Masters' Select Equity the stock market has experienced just about everything imaginable: huge returns and huge losses, massive dominance by various stock-picking styles and market caps at various points in time, and both out-of-control greed and fear. It has not been a normal environment, but it has been a good test for Masters' Select. Through it all Masters' Select Equity has accomplished the following:

     * Over its full six-year life it has outperformed the best-performing of its three benchmarks (Wilshire 5000) by 3.4% annualized, a sizable margin. This margin equates to 1.88 times the return of the Wilshire 5000.

     * Over its full life it has also outperformed the S&P 500 by an annualized average of 2.9%, though we don't view this index as a primary benchmark because it is much more large-cap oriented than the fund.

     * Relative to its Lipper Category peer group it has performed in the top 18% since inception. (28th out of 156 funds). The peer group is the Multi-Cap Core Category.1

     * In five of the six calendar years the fund has outperformed its primary benchmark (the Custom Equity Index) and in four of the years it outperformed its highest-performing benchmark.

     * There have been 37 rolling three-year periods (the first starting at the fund's inception and each subsequent period commencing at the beginning of the next month) during the fund's life. It has out-returned its Custom Equity benchmark in 35 of these periods. (See chart on page 11)

     * Five of the six managers have outperformed their benchmark during their tenure on the fund (see table on page 11)

----------
(1) The performance rank of Masters' Select Equity Fund in Lipper's Multi-Cap Core Category for the year ended December 31, 2002 was in the top 33% (154th out of 470 funds.)

10 | The Masters' Select Funds

Masters' Select Equity beat the custom equity index in 35 of 37 rolling 3-year periods.

        MASTERS' SELECT EQUITY 3-YEAR PERFORMANCE VS. CUSTOM EQUITY INDEX

                                 As of 12/31/02

3-YEAR OUT/UNDER PERFORMANCE OF MASTERS' SELECT EQUITY

Above the line the fund outperformed in the 3-year period ending as of that date.

                                    [GRAPH]

                 Dec-99                              -0.00256
                 Jan-00                               0.014202
                 Feb-00                               0.00387
                 Mar-00                               0.02128
                 Apr-00                               0.034976
                 May-00                               0.033302
                 Jun-00                               0.026645
                 Jul-00                               0.015072
                 Aug-00                               0.012117
                 Sep-00                              -0.00483
                 Oct-00                               0.004617
                 Nov-00                               0.020339
                 Dec-00                               0.036706
                 Jan-01                               0.040546
                 Feb-01                               0.044876
                 Mar-01                               0.055004
                 Apr-01                               0.041633
                 May-01                               0.057571
                 Jun-01                               0.067771
                 Jul-01                               0.063832
                 Aug-01                               0.086322
                 Sep-01                               0.074016
                 Oct-01                               0.070677
                 Nov-01                               0.080357
                 Dec-01                               0.080016
                 Jan-02                               0.07932
                 Feb-02                               0.069878
                 Mar-02                               0.067837
                 Apr-02                               0.053243
                 May-02                               0.052691
                 Jun-02                               0.037512
                 Jul-02                               0.042065
                 Aug-02                               0.051558
                 Sep-02                               0.055698
                 Oct-02                               0.059853
                 Nov-02                               0.066732
                 Dec-02                               0.065388

Below the line fund  underperformed  in the 3-year period ending as of that date

CURRENT MASTERS' SELECT MANAGERS' PERFORMANCE versus BENCHMARKS*

                                                  ANNUALIZED PERFORMANCE MARGIN
MASTERS' SELECT EQUITY                             (NET OF ALLOCATED EXPENSES)
----------------------                             ---------------------------
Manager 1                                                     18.62%
Manager 2                                                     12.13%
Manager 3                                                      5.56%
Manager 4                                                      3.64%
Manager 5                                                      2.12%
Manager 6                                                     -1.76%

* This table does not include the two managers that preceded Bill Miller prior to March 2000. Both of those managers underperformed their benchmarks.

BENCHMARKS:

   Chris Davis and Bill Miller : S&P 500
   Bill D'Alonzo and Dick Weiss: Russell 2000
   Sig Segalas: S&P Barra Growth
   Mason Hawkins: S&P Barra Value

So far we believe Masters' Select has lived up to our original objectives. Our intent was to create a fund that would serve as an excellent core holding by delivering market-beating performance over a market cycle and by doing so with consistency in a variety of market environments.

PORTFOLIO COMMENTS

The out-performance of the Masters' Select Equity Fund relative to its benchmarks in 2002 was largely a function of stock picking rather than any major sector or market cap play. The fund went into the year with almost a complete lack of telecommunications sector

                                                               Fund Summary | 11
exposure which helped, but it also was overweight to industrial stocks which hurt. But more relevant than the sector exposure, it becomes clear as we sort out what drove the performance, that it was first and foremost a mix of individual stock stories - both positive and negative. This is as we would expect because the Masters' Select Equity structure will, more often than not, result in an eclectic mix of stocks that come together purely as a result of bottom-up stock picking. So for example, one of the three telecom stocks the fund did own during the year was Nextel, which was up over 140% since its purchase during the year (unfortunately it was a small position). One of the biggest contributors to performance was Pioneer Natural Resources, which was the fund's sixth largest holding at the end of 2001. Mason Hawkins sold it during the year at a sizable profit compared to its cost and beginning of the year value. Other winners for the fund during the year include FEDEX Corp. (package shipping), Eastman Kodak (film and film processing), Vivendi Universal (conglomerate), Hilton Hotels (lodging), Republic Services (solid waste disposal) and Washington Mutual (savings and loan). Among winning smaller positions, XTO Energy (oil and gas exploration), Ticketmaster (online ticketing and services) and Getty Images (digital imaging services) all remain in the portfolio. But in a year in which the vast majority of stocks lost money, the fund had more losers than winners. Some of the big dollar losers included Waste Management (solid waste disposal), TYCO International (a conglomerate) and MGIC Investment Corp. (mortgage insurance), all of which remain in the portfolio. In the case of Waste Management and Tyco the fund owned more shares at the end of the year than the beginning of the year as our managers "averaged down" by buying more as stock prices declined. One sign of a disciplined investor is adding to a position when the stock price declines after reassessing the attractiveness of the stock to its selling price. Sometimes a price decline will reflect a fundamental problem with the company that warrants selling the stock. But other times the price decline does not reflect a change in the underlying company's intrinsic value. And sometimes there is a negative fundamental development but the stock price decline goes too far. Other stocks that suffered through big price drops and were sold include Enterasys Networks (network hardware), Riverstone Networks (computer networks), Sepracor (pharmaceuticals) and THQ, Inc (game software).

As we move into 2003 the Masters' Select Equity portfolio remains eclectic with exposure to a variety of areas. Relative to our Wilshire 5000 benchmark our biggest over-weights are in the finance, consumer discretionary and industrial sectors. The biggest underweight is in health care. From a market cap standpoint, mid-caps and large-caps shifted up a bit while small-cap exposure dropped from 17% to 10% of assets. Part of this drop was due to a change in the definition of small-cap (the upper end market capitalization threshold for a small-cap stock declined to $1.4 billion), and part was due to portfolio changes. As we've mentioned in the past, our two dedicated small-cap managers are allowed to own some mid-cap stocks as well as small-caps. Currently, most of their mid-cap holdings fall in the smaller end of the mid-cap range. It is worth noting that the fund's large-cap exposure remains under 50%, at 48% of assets and the small and mid-cap exposure together is almost as much at 42% of assets. The mid-cap exposure comes from all six managers. While we've given each manager except for Mason Hawkins a general market cap mandate, we've also given each some degree of flexibility to own their highest conviction stocks, regardless of market cap. The rest of the portfolio consists of foreign stocks and cash.

12 | The Masters' Select Funds

TAXES AND EXPENSES

There is good news on the tax front. As of the end of 2002 Masters' Select Equity had a sizable tax-loss carryforward equal to approximately $1.18 per share. This equates to 11.5% of the fund's asset base. This carryforward will be used to offset capital gains realized in the future when the fund sells any stocks at a price that is above the fund's average cost for the shares. The size of the loss carryforward coupled with the fact that, on average, the fund's holdings are selling at about their cost (there is no net built up gain in the fund) suggests to us that it is quite unlikely that there will be any capital gain distribution in 2003 and possibly no distribution in 2004. Over the next few years, we believe that the benefit of the tax-loss carryforward, coupled with our efforts to work with the fund's stock pickers to manage in as tax-aware a way as is prudent, makes it likely that the fund will be very tax efficient.

Regarding expenses, the fund's expense ratio for 2002 dropped to 1.25% from 1.26%.

IN CLOSING

The bear market of the last few years has, we believe, resulted in stock valuations that are generally in bargain territory. For the next year the factors that will determine whether stocks perform well or not are difficult to confidently assess. But longer term, we believe it is likely that stocks are now set up to deliver reasonably good returns. We believe this bodes well for Masters' Select Equity. (Please see the stock market discussion in the introduction to this report on page 6) We remain confident in our belief that the quality of the stock pickers working for you in Masters' Select Equity, coupled with the Masters' Select structure that allows them to focus on their highest-conviction holdings, will lead to continued success relative to the fund's benchmarks and peer group. And we continue to believe that the diversity of stock-picking styles, long-term investment focus and the ongoing evaluation and monitoring provided by Litman/Gregory further increases the chances for success. We thank you for your continued trust and confidence.

                                                               Fund Summary | 13

MASTERS' SELECT EQUITY FUND MANAGERS

                                                                 MARKET
                                              TARGET             CAPITALIZATION
INVESTMENT                                    ASSET              OF COMPANIES             STOCK-PICKING
MANAGER                  FIRM                 ALLOCATION         IN PORTFOLIO             STYLE
-------                  ----                 ----------         ------------             -----
Christopher              Davis Selected       20%                Mostly large             Growth at a
Davis/Kenneth            Advisors                                companies                reasonable price
Feinberg

Bill D'Alonzo            Friess               10%                Small and mid-           High earnings
and team                 Associates                              sized companies          growth

Mason                    Southeastern         20%                All sizes, may           Value and global,
Hawkins                  Asset                                   have up to 50%           may invest up to
                         Management                              foreign stocks           50% in foreign
                                                                                          securities

Bill Miller              Legg Mason           20%                All sizes, but           Eclectic, may invest
                         Funds                                   mostly large             in traditional value
                         Management                              and mid-sized            stocks or growth
                                                                 companies                stocks

Sig Segalas              Jennison             20%                Mostly large             High earnings
                         Associates                              companies                growth

Dick Weiss               Strong Capital       10%                Small and mid-           Growth at a
                         Management                              sized companies          reasonable price

PORTFOLIO COMPOSITION

As reflected in this chart, your fund is well diversified in terms of market capitalization. The fund holds 74 securities, exclusive of cash equivalents.

BY ASSET CLASS

Large-Cap Domestic           48.0%
Mid-Cap Domestic             32.1%
Small-Cap Domestic            9.6%
Cash Equivalents & Other      5.4%
Foreign Equities              4.9%

Market Capitalization:
  Small-Cap Domestic < $1.4 billion
  Mid-Cap Domestic $1.4 - $10.0 billion
  Large-Cap Domestic > $10.0 billion

                                      Sector Weights
                                   -------------------
                                               S&P 500
                                    Fund        Index
                                   ------      -------
Finance                             25.8%        21.1%
Consumer Discretionary              20.0%        15.8%
Industrials                         20.8%         7.6%
Technology                           8.9%        13.5%
Healthcare & Pharmaceuticals         7.7%        13.4%
Consumer Staples                     6.2%         8.9%
Energy                               4.4%         7.7%
Telecommunications                   0.8%         7.2%
Cash Equivalents & Other             5.4%         4.8%
                                  ------       ------
Net Assets                         100.0%       100.0%
                                  ======       ======

14 | The Masters' Select Funds

MASTERS' SELECT EQUITY FUND STOCK HIGHLIGHTS

BANK ONE CORP. - CHRISTOPHER DAVIS

Before evaluating a company's strategic position and valuation, we have been reminded during the last few years of the importance of assessing the character of the people running the place. By this standard, Jamie Dimon CEO of Bank One is a standout. For example, when he agreed to become CEO in 1999, he used his own money to buy two million shares of Bank One stock in the open market - a far cry from the `heads-I-win-tails-you-lose' compensation packages that have become typical in corporate America. Also, after reporting poor results in 2000, he and all the members of senior management led from the front by giving up their bonuses saying, "this company cannot and will not pay the senior people more when the company does worse". He also refused to make his annual report a marketing document, choosing instead to use it as an opportunity to "share with you (our shareholders) the truth, and offer honest assessments of our business and prospects", a decision that has made Bank One's annual reports among the best we have ever read.

Now, let's turn to Bank One's competitive position and valuation.

Bank One operates in a commodity business where success requires being "a low-cost producer" with "superb execution". Bank One also operates in a leveraged business which requires "financial discipline", careful "risk management", and "conservative accounting policies". Bank One also operates in a service business where success requires eliminating bureaucracy and being "field and client driven." Finally, Bank One operates in a cyclical business that requires a strong balance sheet so that they can "capitalize on their strength to grow aggressively in downturns, when their competition is unable to do so."

As we took all of the quotations above from Mr. Dimon's own letter to shareholders, we are confident that management clearly understands these factors. By emphasizing businesses in which Bank One is advantaged, such as Retail Banking and Lending, Small and Middle Market Commercial Banking, and Credit Card Services while significantly reducing Large Corporate Lending and other high-risk low-margin business lines, Bank One has greatly improved their competitive position while reducing risk. Tier One capital now stands at 9.9% and loan loss reserves at 3.2% of loans, both measures significantly higher (i.e. more conservative) than the industry, resulting in "excess" capital of $4-5 billion, an amount equal to almost 10% of today's market capitalization. The company currently trades at 13.5X trailing, conservatively stated earnings. With only a small market share in a huge industry and, more importantly, a forty-seven year old, shareholder-oriented CEO with intelligence, energy and integrity, we believe Bank One can be put away for the long term.

KROLL, INC. - BILL D'ALONZO

Financial sleuths are in hot demand. So are experts in security, corporate restructuring, crisis management and a host of similar fields thanks to growing threats to physical and

                                                               Fund Summary | 15
financial well-being. No company offers the array of tools and the geographical reach that Kroll does for addressing the many risks that companies, governments and individuals confront today.

The Kuwaiti government tapped Nasdaq-listed Kroll, Inc. to uncover a secret financial network used by Saddam Hussein. The Sears Tower and many other high-profile buildings entrusted their security to Kroll after September 11. Kroll is also running Enron during bankruptcy. The company offers background screening, business valuation, corporate advising, data recovery, electronic discovery, forensic accounting, intelligence, investigations and security.

Kroll exceeded Wall Street expectations when it earned $0.18 a share in the September quarter after posting a loss in the same period a year ago. Sales for the quarter jumped 61 percent to $80 million. Analysts expect close to $300 million in sales for 2002.

We like the company's chances to continue growing significantly given the demand for its services and the competitive landscape. Competition is fragmented, with no company able to compete across all segments of Kroll's business.

Kroll expanded its services over the past six months by acquiring technology service provider OnTrack Data, corporate turnaround specialist Zolfo Cooper and Accufacts Pre-Employment Screening.

Your Friess team spoke with Kroll Chief Executive Michael Cherkasky about the opportunities for "cross-selling" created by the acquisitions. For example, OnTrack Data is on the cutting edge of data recovery and electronic discovery, yet it works with only about a dozen of the nation's top 250 law firms. Kroll's client list includes 238 of those law firms, creating a huge opportunity to build OnTrack's business through Kroll's relationships alone.

Your Friess team bought Kroll in October 2002 at less than 17 times 2003 earnings estimates. Analysts predict Kroll will grow earnings 84 percent in 2003 as revenues climb 33 percent to $398 million.

CAPITAL ONE FINANCIAL CORP. - BILL MILLER

Capital One Financial Corp. is held in both the Equity Fund and the Value Fund. Please refer to the discussion appearing on page 37.

BJ SERVICES CO. - SIG SEGALAS

BJ Services is the leading provider of "pressure pumping" services that are used to fracture, stimulate, and increase hydrocarbon production from established, and newly drilled, oil and natural gas wells. It is also the best-positioned company to benefit from increased North American natural gas drilling, as over 60% of the company's revenues come from North American drilling activity, most of which is natural gas related.

16 | The Masters' Select Funds

The North American natural gas drilling market is set to enter another boom period, which we believe will commence in the first half of 2003. Falling drilling productivity, increasing reserve base depletion, and a return to normal weather patterns (colder temperatures), have caused the US natural gas inventory to swing from extreme surplus in the beginning of 2002, to moderate deficit in 2003. Natural gas prices have surged, and given our analysis of supply and demand, we believe that we will see multiple spikes in prices over the next two years.

Over the last decade, US and Canadian exploration and production companies have been forced to drill deeper, and to extract gas from formations that require increasing levels of fracturing and stimulation. BJ Services has been at the forefront, providing new fracturing techniques for the industry. These techniques have enabled exploration and production companies to produce natural gas from formations that, only a decade ago, would have been considered uneconomic to develop.

Through the introduction of new products, and through acquisitions, the company has been successful in growing both revenue and earnings in this very cyclical industry. Peak earnings power has grown consistently in each cycle. The company earned $.83 per share in the oil service boom of 1997-1998, and $2.05 in the 2001 natural gas drilling boom. We believe peak earnings in the next drilling boom could reach $3.50 per share.

Based on our higher natural gas price expectations, we believe the US natural gas rig count, which presently stands at 700, will rise rapidly in 2003 and 2004, and will peak at over 1,200 rigs by the end of 2004. Under this scenario, present Wall Street earnings estimates for BJ Services are far too low. We believe the company will earn $1.58 per share in 2003 vs. consensus estimates of $1.42. In 2004, we believe BJS will earn $2.70 per share, which vastly exceeds Wall Street estimates of $1.95. It would not surprise us if this stock, which significantly outperformed the broad market in 2002, significantly outperforms again in 2003, as Wall Street aggressively raises its earnings estimates.

MENTOR GRAPHICS CORP. - DICK WEISS

Mentor Graphics provides Electronic Design Automation (EDA) software to semiconductor and electronic systems designers. The software tools help engineers lay out and test the electrical design of integrated circuits and circuit boards. Additionally, the company provides methodology based consulting services whereby companies hire Mentor's engineers to show them the best way to use their tools.

Mentor's business strategy is to target design niches where there are significant productivity impediments. Recently the company has gained significant market share from competitors in physical verification via the Calibre product line. The company intends to leverage Calibre's large and growing installed base and branch into other complimentary design areas. The company also targets areas that are over-looked by its two larger competitors, Synopsis and Cadence.

The company's products address numerous design markets, including printed circuit board design, Field Programmable Gate Array design, system on a chip verification and deep

                                                               Fund Summary | 17
sub-micron verification. Mentor should see strong growth from its fresh portfolio of products when electronic end markets recover. The company believes that they will begin to see improved design software related orders in 2003, driven by improving cash flows at semiconductor manufacturers and the need to upgrade design tools to address next generation semiconductors processes below ..13 microns. The company's emulation and consulting services are expected to begin recovery in late `03 as the business line tends to lag a semiconductor recovery.

2002 was a difficult year for the semiconductor industry with slow unit growth and severe downward pressure on average selling prices. Semiconductor manufacturers were forced to cut expenses and rationalize capacity. This created a very difficult headwind for EDA companies, like Mentor, who sell to semiconductor designers and manufacturers. Despite the negative market environment, Mentor was able to maintain solid profitability. Full year 2002 EPS is expected to be about $0.40.

We expect a slow but gradual recovery for the semiconductor market in 2003. We believe spending on EDA tools should grow in `03 as revenues and cash flows in the semiconductor industry begin to make a slow recovery. Additionally, semiconductor companies should begin to retool their design software to address the unique design challenges of smaller semiconductor process geometries in the 90-130 nanometer range. In our belief this should allow EDA software companies to outgrow the overall semiconductor industry.

Like most software companies, Mentor has low capital needs and high gross margins. The business model should scale well with revenue growth. Mentor benefits from a relatively low and sustainable tax rate in the low 20% range due to its mix of revenues in international markets. With strict cost controls in place, we model that as much as $0.50 of each incremental sales dollar could fall to the bottom line. We believe Mentor will acheive 10% revenue growth and $0.85 per share in earnings for `03. We apply a 20x multiple to the 85c per share to yield a price target of $17. The stock currently trades in the high $8 range.

In keeping with Southeastern Asset Management's disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AT THE TIME THE COMMENTARIES ARE WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

18 | The Masters' Select Funds

MASTERS' SELECT EQUITY FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2002

 Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS: 94.6%

CONSUMER DISCRETIONARY: 20.0%
    166,700    Bed Bath & Beyond, Inc.*                            $  5,756,151
    167,896    Comcast Corp. - Class A*                               3,957,309
    333,000    Comcast Corp. - Special Class A*                       7,522,470
    504,000    Disney (Walt) Co.                                      8,220,240
    400,000    Eastman Kodak Co.                                     14,016,000
    136,000    Fox Entertainment Group, Inc. - Class A*               3,526,480
    600,000    Hilton Hotels Corp.                                    7,626,000
    250,000    Home Depot, Inc. (The)                                 5,990,000
     89,100    Kohl's Corp.*                                          4,985,145
    116,000    Lowe's Companies, Inc.                                 4,350,000
    206,000    Marriott International, Inc. - Class A                 6,771,220
    450,000    Paxson Communications Corp.*                             927,000
    105,000    Polo Ralph Lauren Corp.*                               2,284,800
     84,000    Ticketmaster Online-CitySearch, Inc. - Class B*        1,780,800
    125,000    Too, Inc.*                                             2,940,000
    138,300    Viacom, Inc. - Class B*                                5,637,108
                                                                   ------------
                                                                     86,290,723
                                                                   ------------
CONSUMER STAPLES: 6.2%
    135,000    Costco Wholesale Corp.*                                3,788,100
  1,588,300    Fleming Companies, Inc.                               10,435,131
     49,000    Hershey Foods Corp.                                    3,304,560
     80,000    Performance Food Group, Co.*                           2,716,000
    164,000    Philip Morris Companies, Inc.                          6,646,920
                                                                   ------------
                                                                     26,890,711
                                                                   ------------
ENERGY: 4.4%
    183,600    BJ Services Co.*                                       5,932,116
     47,000    ConocoPhillips                                         2,274,330
    135,000    GlobalSantaFe Corp.                                    3,283,200
    850,000    Mirant Corp.*                                          1,606,500
    145,000    Spinnaker Exploration Co.*                             3,197,250
    110,000    XTO Energy, Inc.                                       2,717,000
                                                                   ------------
                                                                     19,010,396
                                                                   ------------
FINANCE: 25.8%
    283,200    American Express Co                                   10,011,120
    214,900    American International Group, Inc.                    12,431,965
    613,000    Aon Corp.                                             11,579,570
    380,000    Bank One Corp.                                        13,889,000
        141    Berkshire Hathaway, Inc. - Class A*                   10,257,750
    225,000    Capital One Financial Corp.                            6,687,000
    190,400    Citigroup                                              6,700,176
     54,800    Goldman Sachs Group, Inc. (The)                        3,731,880
    168,500    Household International, Inc.                          4,685,985
     21,100    Julius Baer Holding AG                                 4,576,675
    215,000    MGIC Investment Corp.                                  8,879,500
    120,000    Transatlantic Holdings, Inc.                           8,004,000
    290,000    Washington Mutual, Inc.                               10,013,700
                                                                   ------------
                                                                    111,448,321
                                                                   ------------
HEALTHCARE & PHARMACEUTICALS: 7.7%
    136,700    Abbott Laboratories                                    5,468,000
    140,400    Amgen, Inc.*                                           6,786,936
    190,000    Celgene Corp.*                                         4,079,300
    115,000    Coventry Health Care, Inc.*                            3,338,450
     90,300    Johnson & Johnson                                      4,850,013
    110,000    Priority Healthcare Corp. - Class B*                   2,562,450
     63,200    Tenet Healthcare Corp.*                                1,036,480
     80,000    Triad Hospitals, Inc.*                                 2,386,400
     55,000    Universal Health Services, Inc. - Class B*             2,480,500
                                                                   ------------
                                                                     32,988,529
                                                                   ------------
INDUSTRIALS: 20.8%
    110,000    AGCO Corp.*                                            2,431,000
     50,000    Ball Corp.                                             2,559,500
    159,000    FedEx Corp.                                            8,620,980
     65,000    FTI Consulting, Inc.*                                  2,609,750
    100,000    Getty Images, Inc.*                                    3,055,000
    145,000    Kroll, Inc.*                                           2,766,600

                                                    Schedule of Investments | 19

MASTERS' SELECT EQUITY FUND

 Shares                                                                Value
--------------------------------------------------------------------------------

INDUSTRIALS: 20.8% (CONTINUED)
    762,400    Modem Media, Inc.*                                  $  1,982,240
    440,000    Republic Services, Inc. - Class A*                     9,231,200
    100,000    Sealed Air Corp.*                                      3,730,000
  1,430,000    Tyco International Ltd.                               24,424,400
    130,000    Veridian Corp.*                                        2,774,200
    838,000    Vivendi Universal SA                                  13,466,660
    514,000    Waste Management, Inc.                                11,780,880
                                                                   ------------
                                                                     89,432,410
                                                                   ------------
TECHNOLOGY: 8.9%
    341,600    Altera Corp.*                                          4,215,344
    309,100    Applied Materials, Inc.*                               4,027,573
    175,000    Autodesk, Inc.                                         2,502,500
    100,000    Benchmark Electronics, Inc.*                           2,866,000
    366,200    Cisco Systems, Inc.*                                   4,795,389
    287,300    Hewlett-Packard Co.                                    4,987,528
     65,000    L-3 Communications Holdings, Inc.*                     2,919,150
    397,500    Mentor Graphics Corp.*                                 3,124,350
    121,500    Microsoft Corp.*                                       6,283,980
    240,000    Titan Corp.*                                           2,496,000
                                                                   ------------
                                                                     38,217,814
                                                                   ------------
TELECOMMUNICATIONS: 0.8%
    300,000    Broadwing, Inc.*                                       1,056,000
    220,000    Nextel Communications, Inc. - Class A*                 2,541,000
                                                                   ------------
                                                                      3,597,000
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $408,192,921)                                               407,875,904
                                                                   ------------
Principal
  Amount                                                               Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 5.3%

CORPORATE NOTES: 1.4%
$ 3,038,000    American Express Credit Corp., 0.75%, 01/02/03      $  3,038,000
  3,000,000    General Electric Capital Corp., 1.18%, 01/02/03        3,000,000
                                                                   ------------
Total Corporate Notes
  (cost $6,038,000)                                                   6,038,000
                                                                   ------------
REPURCHASE AGREEMENTS: 3.9%
 16,544,000    State Street Bank & Trust Co., 0.56%, 12/31/02,
                 due 01/02/03 [collateral: $15,265,000,
                 US Treasury Notes, 4.88%, due 02/15/12, value
                 $16,886,906] (proceeds $16,544,515)                 16,544,000
    161,000    State Street Bank & Trust Co., 1.15%, 12/31/02,
                 due 01/02/03 [collateral: $170,000, FNMA,
                 6.00%, due 02/01/22, value $166,600]
                 (proceeds $161,010)                                    161,000
                                                                   ------------
Total Repurchase Agreements
  (cost $16,705,000)                                                 16,705,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $22,743,000)                                                 22,743,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $430,935,921): 99.9%                                        430,618,904

Other Assets less Liabilities: 0.1%                                     563,519
                                                                   ------------
NET ASSETS: 100.0%                                                 $431,182,423
                                                                   ============

* Non-income producing security.

See accompanying Notes to Financial Statements.

20 | The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND REVIEW

The year 2002 was not only a terrible year for the U.S. stock market, it was also almost as bad for foreign markets. However, strength in the Euro currency relative to the U.S. dollar helped to mitigate the loss. Still it was a rough year with the fund's primary benchmark losing almost 15% of its value. Masters' Select International lost a bit less and ranked in the top 29% of the Lipper International Fund peer group. However, the fund did lag the performance of the Lipper International Fund Index which is made up of the thirty largest international funds. The fund's fractionally better performance in 2002 compared to its MSCI All Countries World Free (ex US) benchmark and its peer group ranking were small consolation for the loss. The decline in the foreign stock index last year was also the third year in a row of double-digit losses. Though Masters' Select International lost money over the three years (almost the entire loss occurred in 2002), it posted strong performance relative to its primary benchmark during this period, beating it by 3.92% ON AVERAGE PER YEAR. (Please see our discussion on relative performance in the introduction to this report.)

COMPARISON CHART

The value of a hypothetical $10,000 investment in the Masters' Select International Fund from its inception (12/1/97) to present as compared with the MSCI All Countries World Free (ex US) Index and the Lipper International Fund Index.

                  MASTERS' SELECT         LIPPER          MSCI ALL COUNTRIES
                   INTERNATIONAL      INTERNATIONAL       WORLD FREE (EX US)
                   FUND $12,902     FUND INDEX $9,280        INDEX $8,817
                   ------------     -----------------        ------------
      12/01/97        $10,000            $10,000               $10,000
      12/31/97        $ 9,880            $10,079               $10,115
      01/31/98        $ 9,910            $10,323               $10,417
      02/28/98        $10,990            $10,984               $11,112
      03/31/98        $11,680            $11,580               $11,497
      04/30/98        $11,930            $11,758               $11,580
      05/31/98        $11,770            $11,782               $11,370
      06/30/98        $11,360            $11,679               $11,327
      07/31/98        $11,440            $11,858               $11,434
      08/31/98        $ 9,400            $10,152               $ 9,822
      09/30/98        $ 9,140            $ 9,836               $ 9,615
      10/31/98        $ 9,870            $10,559               $10,622
      11/30/98        $10,580            $11,088               $11,192
      12/31/98        $11,040            $11,361               $11,578
      01/31/99        $11,665            $11,430               $11,565
      02/28/99        $11,534            $11,136               $11,306
      03/31/99        $12,129            $11,507               $11,852
      04/30/99        $13,107            $12,043               $12,445
      05/30/99        $12,562            $11,595               $11,860
      06/30/99        $13,369            $12,145               $12,406
      07/31/99        $13,591            $12,416               $12,697
      08/31/99        $13,520            $12,514               $12,742
      09/30/99        $13,702            $12,554               $12,828
      10/31/99        $14,488            $12,992               $13,305
      11/30/99        $16,537            $13,944               $13,838
      12/31/99        $19,321            $15,659               $15,158
      01/31/00        $19,373            $14,742               $14,335
      02/29/00        $21,857            $15,715               $14,722
      03/31/00        $21,991            $15,756               $15,275
      04/30/00        $20,170            $14,757               $14,423
      05/31/00        $19,518            $14,351               $14,054
      06/30/00        $20,273            $15,016               $14,652
      07/31/00        $19,673            $14,529               $14,074
      08/31/00        $19,890            $14,775               $14,248
      09/30/00        $19,342            $13,913               $13,457
      10/31/00        $18,545            $13,440               $13,029
      11/30/00        $17,831            $12,873               $12,444
      12/31/00        $18,354            $13,353               $12,870
      01/31/01        $18,174            $13,432               $13,075
      02/28/01        $17,155            $12,489               $12,046
      03/31/01        $15,872            $11,611               $11,178
      04/30/01        $17,083            $12,317               $11,926
      05/31/01        $16,532            $12,019               $11,573
      06/30/01        $15,872            $11,680               $11,125
      07/31/01        $15,417            $11,376               $10,887
      08/31/01        $14,853            $11,148               $10,617
      09/30/01        $13,319            $ 9,933               $ 9,491
      10/31/01        $13,930            $10,202               $ 9,756
      11/30/01        $14,797            $10,582               $10,202
      12/31/01        $15,061            $10,771               $10,334
      01/31/02        $14,893            $10,336               $ 9,892
      02/28/02        $15,109            $10,480               $ 9,963
      03/31/02        $15,963            $11,035               $10,546
      04/30/02        $16,083            $11,112               $10,572
      05/31/02        $16,324            $11,271               $10,687
      06/30/02        $15,542            $10,826               $10,226
      07/31/02        $14,028            $ 9,745               $ 9,229
      08/31/02        $13,907            $ 9,753               $ 9,230
      09/30/02        $12,309            $ 8,703               $ 8,251
      10/31/02        $12,826            $ 9,154               $ 8,693
      11/30/02        $13,595            $ 9,587               $ 9,112
      12/31/02        $12,902            $ 9,280               $ 8,817

The hypothetical $10,000 investment at Fund inception includes charges in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

                                                               Fund Summary | 21

INVESTMENT PERFORMANCE                               THREE YEAR      FIVE YEAR        AVERAGE
AS OF DECEMBER 31, 2002                                AVERAGE        AVERAGE      ANNUAL TOTAL
                                       12 MONTH     ANNUAL TOTAL   ANNUAL TOTAL    RETURN SINCE
                                     TOTAL RETURN      RETURN         RETURN       INCEPTION(1)
                                     ------------      ------         ------       ------------
MASTERS' SELECT INTERNATIONAL FUND     -14.34%         -12.59%         5.48%            5.14%

MSCI ALL COUNTRIES WORLD FREE
(EX US) INDEX(2)                       -14.68%         -16.51%        -2.71%           -2.44%

LIPPER INTERNATIONAL FUND INDEX(3)     -13.84%         -15.99%        -1.64%           -1.46%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY SELL SHARES. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Indices are unmanaged, do not incur fees, expenses, or taxes and cannot be invested in directly. Investing in foreign equities subjects investors to economic, political, and market risks and fluctuations in currency rates

(1) The inception date of the Masters' Select International Fund is December 1, 1997.

(2) The MSCI All Countries World Free (ex US) Index is a broad-based index that measures the performance of common equities in 46 developed and emerging market countries.

(3) The Lipper International Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

LONG-TERM PERFORMANCE ANALYSIS

During the five-year life of Masters' Select International the foreign stock markets (and the U.S. stock market) have gone through a boom and bust cycle. And as has been the U.S. experience, just about every part of the market has experienced periods of dominant strength and horrific declines as out-of-control greed morphed into fear and pessimism. It has not been a normal environment, but it has been a good test for Masters' Select International. Through it all Masters' Select International has accomplished the following:

* Over five years the fund's average annual return has exceeded the best-performing of its two benchmarks by 7.12%.

* Relative to its Lipper Category peer group it has performed in the top 3.7% since inception. (14th out of 375 funds). The peer group is the International Fund category.(1)

* In four of the five calendar years the fund has outperformed its primary benchmark.

* There have been 26 rolling three-year periods during the fund's life. It has out-returned its benchmarks in every one of these three-year periods.

* All of the fund's stock pickers have outperformed their benchmark during their tenure on the fund.

----------
(1) The performance rank of Masters' Select International Fund in Lipper's International Fund Category for the year ended December 31, 2002 was in the top 29% (231st out of 808 funds).

22 | The Masters' Select Funds

           MASTERS' SELECT INTERNATIONAL THREE-YEAR ANNUALIZED RETURN
                  LESS MSCI ALL-COUNTRIES EX-USA INDEX RETURN

[BAR CHART]
                                 As of 12/31/02
            The fund outperformed in every rolling three-year period

                         Nov-00                0.135988
                         Dec-00                0.144356
                         Jan-01                0.143974
                         Feb-01                0.131861
                         Mar-01                0.115823
                         Apr-01                0.115761
                         May-01                0.112044
                         Jun-01                0.121796
                         Jul-01                0.118712
                         Aug-01                0.135275
                         Sep-01                0.135158
                         Oct-01                0.146811
                         Nov-01                0.145855
                         Dec-01                0.143288
                         Jan-02                0.132705
                         Feb-02                0.130702
                         Mar-02                0.133101
                         Apr-02                0.121626
                         May-02                0.123956
                         Jun-02                0.113255
                         Jul-02                0.110257
                         Aug-02                0.110786
                         Sep-02                0.100677
                         Oct-02                0.091605
                         Nov-02                0.065834
                         Dec-02                0.038567
[END BAR CHART]

Masters' Select Int'l percentage 3-year outperformance vs. its benchmark

        CURRENT MASTERS' SELECT MANAGERS' PERFORMANCE VERSUS BENCHMARKS*

                                            ANNUALIZED PERFORMANCE MARGIN
      MASTERS' SELECT INTERNATIONAL          (NET OF ALLOCATED EXPENSES)
      -----------------------------          ---------------------------
      MANAGER 1                                         11.65%
      MANAGER 2                                          7.00%
      MANAGER 3                                          5.88%
      MANAGER 4                                          5.04%

----------
* This table does not include the manager that Ted Tyson replaced in September 1999 or the manager that was removed in September 2001. Both of those managers beat their benchmarks.

BENCHMARKS:

     All current managers are benchmarked against the MSCI All Countries World Free (ex US) Index.

By far outperforming its benchmarks since inception, performing in the top 4% of all international funds as measured by Lipper, Inc., and by virtue of its consistency relative to its benchmark and other competing funds, we believe Masters' Select International has met our objective of serving as an excellent core international fund holding.1

PORTFOLIO COMMENTS

All the Masters' Select Funds are driven first and foremost by stock picking and International is no exception. So as we look back on 2002 and assess performance it is not surprising that the fund's performance is difficult to attribute to top down factors such as sector or country exposure. Instead the performance drivers during the year were very stock specific with the fund's list of big winners and losers reflecting no real sector themes.

----------
(1) The performance rank of Masters' Select International Fund in Lipper's International Fund Category for the year ended December 31, 2002 was in the top 29% (231st out of 808 funds) and since inception was in the top 3.7% (14th out of 375 funds).

                                                               Fund Summary | 23

Among the biggest positive contributors to the fund were Hyundai Motor Company, Hite Brewery and Somerfield (a British grocery retailer) - all of which were sold during the year. A number of other big winners remain in the fund's portfolio including, Ansell (an Australian rubber and plastic products comany), Adecco SA (a Swiss human resource company), CNOOC, Ltd. (a Chinese oil and gas company), Oriental Press Group (a Hong Kong publisher) and Amvescap (a British financial services firm). A similar cross section of sectors was represented in the list of the fund's biggest losers including Taiwan Semiconductor, MMO2 (a British telecom company), Card Guard SCI (a British health care service company) and FILA (an Italian sportswear manufacturer), all of which were sold or are in the process of being sold. Among the year's worst performers that the fund continues to own are Munchener Rurckversicherung (a German insurer), Lloyds TSB Group (a British finance firm), Royal Doulton (a British flatware manufacturer and retailer), and Telesp Celular Participacoes (a Brazilian cellular telecommunications company). Obviously the fund's stock pickers continue to have confidence that these stocks have significant upside from their year-end price levels.

During the year the fund's portfolio experienced significant shifts with non-Japanese Asian exposure dramatically reduced (from 18.4% to 5.5%) and European exposure increased. In addition, small-cap exposure declined from just under 14% to just over 8%. It's something of a generalization, but the overall theme behind these moves was the opportunity to take advantage of beaten up quality European companies after the carnage that occurred mostly in the third quarter. With so many good companies selling at depressed prices several of our managers concluded that it's not necessary to take emerging market or small-cap risk. There were also major sector shifts with a huge increase in industrials from 3% to 15% offset by relatively equal declines in the finance, consumer discretionary and technology sectors, and a larger 6% decline in telecommunications. So as we move into 2003 we find Masters' Select International with more European exposure and more large-cap exposure than it has had during most of its life. Please see page 26 for a break out of portfolio exposures.

TAXES AND EXPENSES

There is good news on the tax front. As of the end of 2002 Masters' Select International Fund had a sizable tax-loss carryforward equal to approximately $2.02 per share. This equates to 18.8% of the fund's asset base. This carryforward will be used to offset capital gains realized in the future when the fund sells any stocks at a price that is above the fund's average cost for the shares. The size of the loss carryforward coupled with the fact that, on average, the fund's holdings are selling below their cost (meaning that there is also a net unrealized loss in the fund portfolio) suggests that we believe it is quite unlikely that there will be any capital gain distribution in 2003 or 2004 and possibly no distribution in 2005. Over the next few years the benefit of the tax-loss carry-forward coupled with our efforts to work with the fund's stock pickers to manage in as tax-aware a way as is prudent, makes it likely that the fund will be very tax efficient.

24 | The Masters' Select Funds

Regarding expenses, the fund's expense ratio for 2002 dropped to 1.13% from 1.19%. This is well below the average expense level for the average no-load international fund.

IN CLOSING

We believe the bear market of the last few years has resulted in many stocks selling at bargain prices. Foreign stocks, on average continue to sell at an above average discount to U.S. stocks. In addition, we believe it is more likely than not that foreign currencies especially the Euro, will appreciate relative to the U.S. dollar, potentially adding to foreign stock returns for U.S. investors. Together these factors offer reasons to believe that there could be more return potential outside the U.S. And while on their own these factors don't make the case for foreign stocks vs. U.S. stocks totally clear cut, we do believe that diversification into foreign markets makes a lot of sense. This is especially true because of our large current account deficit which makes the U.S. reliant on foreign capital. While this reliance has not hurt the U.S. financial markets, it is a risk that we believe is one important factor justifying diversification into foreign stocks. For the next year the factors that will determine whether foreign stocks perform well or not are difficult to confidently assess. But longer term, we believe it is likely that stocks both inside and outside the U.S. are now set up to deliver reasonably good returns. If we are right, this should bode well for Masters' Select International. (Please see the stock market discussion in the introduction to this report on page 6.)

We remain confident in our belief that the quality of the stock pickers working for you in Masters' Select International, coupled with the Masters' Select structure that allows them to focus on their highest-conviction holdings, will lead to continued success relative to the fund's benchmarks and peer group. And we continue to believe that the diversity of stock-picking styles, long-term investment focus and the ongoing evaluation and monitoring provided by Litman/Gregory further increases the chances for success. We thank you for your continued trust and confidence.

                                                               Fund Summary | 25

MASTERS' SELECT INTERNATIONAL FUND MANAGERS

                                              MARKET
                                TARGET        CAPITALIZATION
INVESTMENT                      ASSET         OF COMPANIES      STOCK-PICKING
MANAGER          FIRM           ALLOCATION    IN PORTFOLIO      STYLE
-------          ----           ----------    ------------      -----

DAVID HERRO      Harris         25%           All sizes, but    Value
                 Associates                   mostly large
                                              and mid-sized
                                              companies

DAN JAWORSKI     BPI Global     25%           Mostly large      Eclectic, may
                 Asset                        companies         invest in
                 Management                                     traditional
                                                                value stocks or
                                                                growth stocks

TED TYSON        Mastholm       25%           All sizes         High earnings
                 Asset                                          growth
                 Management

MARK YOCKEY      Artisan        25%           All sizes but     Growth at a
                 Partners                     mostly large      reasonable price
                                              companies

PORTFOLIO DIVERSIFICATION

The fund holds 56 securities, exclusive of cash equivalents.

[PIE CHART]

BY ASSET CLASS

Developed Markets Large-Cap          71.2%
Cash Equivalents & Other             13.5%
Developed Markets Small-Cap           8.3%
Emerging Markets                      7.0%

[END PIE CHART]

                                          Sector Weights
                                     -------------------------
                                                   MSCI All
                                               Countries World
                                                 Free (Ex US)
                                     Fund           Index
                                     ----           -----
Consumer Discretionary               22.9%          12.3%
Industrials                          15.0%          15.9%
Consumer Staples                     13.1%           8.9%
Finance                              18.3%          24.1%
Healthcare & Pharmaceuticals          4.3%           9.3%
Energy                                2.7%          10.0%
Technology                            5.9%           6.9%
Telecommunications                    4.3%          12.6%
Cash Equivalents & Other             13.5%           0.0%
                                    -----          -----
NET ASSETS                          100.0%         100.0%
                                    =====          =====

Market Capitalization:
  Developed Markets Small-Cap < $1.0 billion
  Developed Markets Large-Cap > $1.0 billion

26 | The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND STOCK HIGHLIGHTS

VIVENDI UNIVERSAL SA - DAVID HERRO

Over the summer of 2002 we established a position in Vivendi Universal. Though the company was making negative headlines on almost a daily basis, we believed the world's second largest media company offered lots of promise.

The company represents a transformation from a sleepy French water company, to a dynamic media conglomerate. Until recently, Vivendi not only was the owner of Universal Pictures and Music, but had businesses involved in publishing, satellite TV, telecommunications and theme parks. Sadly, this empire was not put together in an economic fashion. The CEO Jean Marie Mercier, an ex-investment banker aggressively bought good businesses, but at high prices. When you combine this with the fact that some of the stable, cash generative businesses were sold to fund the acquisitions the company had become asset rich and cash poor.

We liked the collection of assets that Mercier put together but were not at all thrilled with his stewardship. We initially valued the business at close to E40/share. When Mercier was replaced in July of 2002 we became very interested. The stock fell to a low of below E9/share and there was new, sound management that we were familiar with in to strengthen the company by initiating asset sales. Again, given the quality of assets, we were convinced with responsible management, Vivendi Universal offered great value.

Though the company had close to E20 billion in debt in July, E8 billion has already been erased via asset sales. Though our estimate of company worth has fallen by 25%, the successful asset sales are demonstrating the quality of this company's asset base. Today, Vivendi still has Universal Pictures, the world's number 1 music company, a very profitable French mobile phone company (that is very cash generative and of which they recently gained control) and theme parks as part of their major assets. The stock price has risen since the lows of the summer and further restructuring may occur. However, we feel very strongly that the sum of the parts is still worth substantially more than the current price.

UBS AG - DAN JAWORSKI

UBS was formed in June 1998 by the merger of two of Switzerland's leading banking groups - Union Bank of Switzerland and Swiss Bank Corporation. The two banks' histories date back to the 1860's and have since grown to be pan-European industry leaders. In November 2000, UBS expanded their brokerage operations by acquiring PaineWebber, one of the leading US wealth-management firms. Today, UBS is a global, integrated, financial-services firm with half its profits from global corporate clients, twenty percent from business banking in Switzerland, and thirty percent from private banking. It is the world's leading provider of private banking services, with nearly $450 billion in private

                                                               Fund Summary | 27
banking assets, and one of the largest asset managers globally with over $400 billion in assets under management.

UBS significantly improved its risk management systems after they suffered losses in 1998. The company's very conservative credit policy has kept them out of significant trouble in recent times. Loan loss provisions, cost/income ratio, and non-performing loans are substantially below their global industry peers. This has allowed the company to remain profitable at the bottom of the credit cycle.

UBS has a very strong capital base with a Tier 1 ratio of 11.6%, a sustainable return on equity of 15 to 20%, and pays a dividend yield of over 3%. They have already repurchased five percent of the outstanding shares and are authorized to purchase another three percent in 2003. The company continues to drive its businesses forward by taking market share from smaller, less profitable competitors. Even in this difficult environment, we believe UBS can grow revenues by two percent and operating earnings by eighteen percent in 2003. UBS is an excellent example of the type of high quality, industry-leading company that our investment philosophy leads us to invest in.

Looking at the stock on a valuation basis relative to its global industry peers, the stock looks attractive. It is currently trading on fourteen times '03 earnings and two times book value. Its global peers are trading, on average, at sixteen times '03 earnings and over two times book value. We expect that this valuation discount, relative to its peers, will decrease as the market begins to view the company's earnings as even more reliable than its competitors. The combination of a high-quality, industry-leading company selling at a discount to its global peers makes UBS an attractive investment opportunity.

MOLSON, INC. - TED TYSON

Molson is the oldest and largest brewery company in Canada, and produces about 46% of all beer consumed in the country. It is the 4th largest brewer in North America and the 12th largest in the world. It has a joint venture operation with Coors Brewing in which it sells Coors in the Canadian market and Coors sells Molson brands in the United States.

Molson also produces beer in Brazil, where it recently spent $765m to purchase Kaiser Brewing. Added to its previously owned Bavaria Brewing operation, it will now have an 18% market share in the Brazilian market. Brazil is the world's fourth largest market for beer and will surpass the third largest market (Germany) in the next two years. Growth in volume of consumption has been much higher in Brazil than in developed markets at just under 5% per year. Demographic and other factors (warm climate, high levels of tourism, over 60% of the population under 29 years of age) all favor continued growth.

In the most recent quarter, Molson Inc. reported net earnings growth of 21%. In Canada, market share gains led to sales growth of 8.3%. Despite increased marketing expenses, rigorous cost cutting led to a 16.8% increase in earnings and a 1.8% increase in operating margins over the same quarter in 2001.

28 | The Masters' Select Funds

The main driver in earnings growth over the next several years is likely to be from operations in Brazil. The combination of Bavaria and Kaiser Brewing companies is likely to benefit Molson is several key ways. One, the company will be able to distribute both brands through one distributor (Coca Cola Bottling of Brazil), at a much reduced cost compared to either company's previous distribution system. More important even than cost, it will be able to distribute the brands throughout the country. Currently, Bavaria is only sold in 12% of Brazil and Kaiser in 46% - very low numbers. Two, Molson will be able to rationalize capacity, by producing both brands from fewer, larger factories. Three, with 18% market share in Brazil, it will be able to lower procurement, marketing, packaging and similar costs.

We believe earnings in Molson's Brazilian operations should rise 30-35% per year over the next several years, and growth for the parent company itself should easily reach 20% or more in each of the next two years.

DIAGEO PLC - MARK YOCKEY

Diageo is the leading premium spirit company in the world following the 1997 merger with Grand Met in the United Kingdom, and the 2001 acquisition of the Seagram brand portfolio. They now sell in over 180 countries a variety of brands like Johnnie Walker, Guiness, Smirnoff, and Bailey's to name a few.

Diageo is dedicated to its high growth strategy through portfolio rationalization, elimination of non-beverage businesses like Burger King and Pillsbury, and by focusing on creating a more efficient and effective distribution network in the United States. Concentration on its "premium brands" and the creation of exclusivity agreements for distribution have contributed to its out-performance of the sector over the past quarter. Operating profits are up 14% in the premium sector, thus driving earning per share up 15% for the group.

Diageo recently reiterated its conviction to continue to streamline its brands and distribution systems. We believe that management's focus on "premium" brands should deliver additional growth going forward. Its goal to return surplus capital to its shareholders also contributes to making the Diageo story a compelling one for us.

NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AT THE TIME THE COMMENTARIES ARE WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

                                                               Fund Summary | 29

MASTERS' SELECT INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2002

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 85.4%

AUSTRALIA: 2.8%
 1,297,600      Ansell Ltd.*                                       $  5,476,683
   150,000      News Corp. Ltd. (The) - Sponsored ADR                 3,937,500
                                                                   ------------
                                                                      9,414,183
                                                                   ------------
BELGIUM: 3.1%
   306,000      Fortis                                                5,391,154
   220,700      Interbrew                                             5,207,580
                                                                   ------------
                                                                     10,598,734
                                                                   ------------
BRAZIL: 0.6%
   619,500      Telesp Celular Participacoes SA*                      1,889,475
                                                                   ------------
CANADA: 2.1%
   328,500      Molson, Inc. - Class A                                6,955,957
                                                                   ------------
DENMARK: 1.7%
   238,000      Tele Danmark AS                                       5,778,534
                                                                   ------------
FINLAND: 2.1%
   648,100      Metso OYJ                                             7,000,520
                                                                   ------------
FRANCE: 4.6%
   128,800      Societe Generale                                      7,496,524
   485,400      Vivendi Universal SA                                  7,834,106
                                                                   ------------
                                                                     15,330,630
                                                                   ------------
GERMANY: 3.8%
   101,517      Aareal Bank AG*                                       1,298,822
    70,850      Muenchener Rueckversicherungs-Gesellschaft AG         8,470,241
    36,300      SAP AG                                                2,874,880
                                                                   ------------
                                                                     12,643,943
                                                                   ------------
HONG KONG: 2.0%
 2,708,100      CNOOC Ltd.                                            3,542,020
19,954,000      Oriental Press Group                                  3,096,004
                                                                   ------------
                                                                      6,638,024
                                                                   ------------
IRELAND: 2.4%
   772,000      Bank of Ireland                                       7,925,945
                                                                   ------------
ITALY: 5.7%
   432,550      Autogrill SpA*                                        3,365,823
   432,600      Banco Popolare di Verona e Novara Scrl                4,822,484
 1,656,900      Bulgari SpA                                           7,853,908
 1,558,377      Ducati Motor Holding SpA*                             2,933,513
   158,500      Fila Holding SpA*                                       209,220
                                                                   ------------
                                                                     19,184,948
                                                                   ------------
JAPAN: 1.6%
 1,216,000      Daiwa Securities Co. Ltd.                             5,396,026
                                                                   ------------
NETHERLANDS: 4.4%
   145,000      ING Groep NV                                          2,454,271
    66,800      Unilever NV                                           4,101,611
   203,000      VNU NV                                                5,290,217
   167,016      Wolters Kluwer NV                                     2,907,483
                                                                   ------------
                                                                     14,753,582
                                                                   ------------
NORWAY: 1.4%
   777,100      Golar, Inc.*                                          4,762,397
                                                                   ------------
RUSSIAN FEDERATION: 2.8%
   131,300      AO VimpelCom - Sponsored ADR*                         4,202,913
    38,600      YUKOS ADR                                             5,394,350
                                                                   ------------
                                                                      9,597,263
                                                                   ------------
SOUTH KOREA: 3.5%
    44,780      Samsung Electronics Co., Ltd.                        11,855,251
                                                                   ------------

SWEDEN: 6.4%
   244,800      Autoliv, Inc.                                         5,026,087
 1,186,600      Gambro AB                                             6,619,519
   260,000      Hennes & Mauritz AB - Class B                         5,024,155
 7,086,100      Telefonaktibolaget LM Erricsson AB - Class B*         4,971,844
                                                                   ------------
                                                                     21,641,605
                                                                   ------------
SWITZERLAND: 6.8%
   173,800      Adecco SA                                             6,810,758
    65,700      Ciba Specialty Chemicals AG                           4,579,192
    34,530      Nestle SA                                             7,314,937
    85,000      UBS AG                                                4,129,853
                                                                   ------------
                                                                     22,834,740
                                                                   ------------

30 | The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND

SHARES                                                                 VALUE
--------------------------------------------------------------------------------

UNITED KINGDOM: 27.6%
 5,439,400      Aegis Group Plc                                    $  6,850,564
   530,000      Amvescap Plc                                          3,395,079
   902,000      BAE Systems Plc                                       1,800,193
   321,300      British American Tobacco Plc                          3,208,806
   300,000      British Sky Broadcasting Group Plc*                   3,085,411
 2,273,521      Compass Group Plc                                    12,075,465
 1,107,000      Diageo Plc                                           12,026,586
   278,200      GlaxoSmithKline Plc                                   5,337,333
 4,380,021      Granada Plc                                           5,622,091
   804,300      Lloyds TSB Group Plc                                  5,773,563
   855,000      Pearson Plc                                           7,905,823
   865,000      Rexam Plc                                             5,903,002
31,754,000      Royal Doulton Plc*                                    2,172,093
   418,500      Smith & Nephew Plc                                    2,562,956
 2,463,600      Tesco Plc                                             7,692,418
 1,369,900      Vodafone Group Plc                                    2,496,997
   165,700      Willis Group Holdings Ltd.*                           4,750,619
                                                                   ------------
                                                                     92,658,999
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $307,396,232)                                               286,860,756
                                                                   ------------
PREFERRED STOCK: 1.1%

GERMANY: 1.1%
    60,200      Henkel KGaA                                           3,822,625
                                                                   ------------
TOTAL PREFERRED STOCK
  (cost $3,725,578)                                                   3,822,625
                                                                   ------------

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 14.0%

REPURCHASE AGREEMENT: 14.0%
$46,990,000     State Street Bank & Trust Co., 0.56%, 12/31/02,
                  due 01/02/03 [collateral: $43,340,000, US
                  Treasury Notes, 4.88%, due 02/15/12, value
                  $47,944,875] (proceeds $46,991,462)              $ 46,990,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENT
  (cost $46,990,000)                                                 46,990,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $358,111,810): 100.5%                                       337,673,381
                                                                   ------------
Liabilities in excess of Other Assets: (0.5)%                        (1,706,757)
                                                                   ------------
NET ASSETS: 100.0%                                                 $335,966,624
                                                                   ============

* Non-income producing security.
ADR - American Depository Receipt

See accompanying Notes to Financial Statements.

                                                    Schedule of Investments | 31

MASTERS' SELECT VALUE FUND REVIEW

The year 2002 was a disaster for all sectors and style groups in the U.S. stock market. And, as the bear market continued, the value style, which had delivered positive performance during the first two years of the market decline, continued to outperform the broad market averages but was no longer able to stay in the black. The fund's primary benchmark lost over 15% of its value. Masters' Select Value did somewhat better but still lost 14.1%, ranking in the top 33.9% in the Lipper Multi-Cap Value peer group.(1) As with the other Masters' Funds, this outperformance was small consolation for the loss. Since the inception of Masters' Select Value two-and-one-half-years ago, it has meaningfully outperformed its benchmarks. (Please see our discussion on relative performance in the introduction to this report.)

COMPARISON CHART

The value of a hypothetical $10,000 investment in the Masters' Select Value Fund from its inception (6/30/00) to present as compared with the Russell 3000 Value Index and the Lipper Multi-Cap Value Fund Index. The hypothetical $10,000 investment at Fund inception includes charges in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

[BAR GRAPH]
                                                                     Lipper
                    Masters' Select     Russell 3000 Value      Multi-Cap Value
                   Value Fund $9,843       Index $9,088       Value Index $9,221
                   -----------------       ------------       ------------------
       06/30/00         $10,000                $10,000              $10,000
       07/31/00         $10,040                $10,139              $10,085
       08/31/00         $10,680                $10,696              $10,725
       09/30/00         $10,480                $10,783              $10,576
       10/31/00         $10,590                $11,028              $10,828
       11/30/00         $10,100                $10,630              $10,428
       12/31/00         $10,450                $11,201              $11,049
       01/31/01         $11,540                $11,261              $11,466
       02/28/01         $11,320                $10,969              $11,152
       03/31/01         $11,240                $10,596              $10,761
       04/30/01         $11,810                $11,113              $11,458
       05/31/01         $12,240                $11,365              $11,711
       06/30/01         $12,460                $11,163              $11,513
       07/31/01         $12,410                $11,124              $11,498
       08/31/01         $11,890                $10,705              $11,072
       09/30/01         $10,290                $ 9,922              $ 9,937
       10/31/01         $10,320                $ 9,859              $10,142
       11/30/01         $11,197                $10,442              $10,876
       12/31/01         $11,457                $10,715              $11,192
       01/31/02         $11,527                $10,649              $11,046
       02/28/02         $11,187                $10,669              $10,902
       03/31/02         $11,818                $11,196              $11,458
       04/30/02         $11,718                $10,872              $11,121
       05/31/02         $11,608                $10,892              $11,110
       06/30/02         $10,525                $10,298              $10,260
       07/31/02         $ 9,894                $ 9,298              $ 9,408
       08/31/02         $10,184                $ 9,360              $ 9,558
       09/30/02         $ 9,202                $ 8,345              $ 8,522
       10/31/02         $ 9,603                $ 8,928              $ 8,978
       11/30/02         $10,244                $ 9,500              $ 9,646
      31-Dec-02         $ 9,843                $ 9,088              $ 9,221
[END BAR GRAPH]

----------
(1) The performance rank of Masters' Select Value Fund in Lipper's Multi-Cap Value Category for the year ended December 31, 2002 was in the top 24% (120th out of 496 funds) and since inception was in the top 34% (124th out of 366 funds).

32 | The Masters' Select Funds

INVESTMENT PERFORMANCE                                          AVERAGE ANNUAL
                                             12 MONTH            TOTAL RETURN
AS OF DECEMBER 31, 2002                    TOTAL RETURN       SINCE INCEPTION(1)
-----------------------                    ------------       ------------------

MASTERS' SELECT VALUE FUND                    -14.09%               -0.63%

RUSSELL 3000 VALUE INDEX(2)                   -15.19%               -3.75%

LIPPER MULTI-CAP VALUE FUND INDEX(3)          -17.61%               -3.19%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY SELL SHARES. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Indices are unmanaged, do not incur fees, expense, or taxes and cannot be invested in directly. Investing in foreign equities subjects investors to economic, political, and market risks and fluctuations in currency rates.

(1)  The inception date of the Masters' Select Value Fund is June 30, 2000.

(2) The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

(3) The Lipper Multi-Cap Value Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges without concentrating 75% or more of their assets in any one market capitalization range over an extended period of time.

LONG-TERM PERFORMANCE ANALYSIS

During most of the two-and-one-half-year life of Masters' Select Value Fund the U.S. stock market has been in a bear market. However, through a number of ups and downs, value stocks actually made money from the middle of 2000, when the fund was launched, through the first half of 2002. However, in the third quarter of 2002 the Russell 3000 Value Index lost 19% of its value. In this volatile environment, Masters' Select Value suffered a modest average annual decline of 0.63% since its inception compared to a loss of 3.75% for the Russell 3000 Value Index. The following are more performance statistics:

* Over its 30-month life the fund's average annual return has exceeded the best-performing of its two benchmarks by 2.56%.

* Relative to its Lipper Category peer group it has performed in the top 33.9% since inception. (124th out of 366 funds). The peer group is the Multi-Cap Value Fund category.(1)

* In both of the fund's full calendar years it outperformed both its benchmarks.

* Three of the fund's four stock pickers have outperformed their benchmark during their tenure on the fund.

In coming years we look forward to a better climate for investing than what the fund has faced so far. Given the market environment during its short life, we take some satisfaction in knowing that the fund is off to a good start relative to its benchmarks.

----------
(1) The performance rank of Masters' Select Value Fund in Lipper's Multi-Cap Value Category for the year ended December 31, 2002 was in the top 24% (120th out of 496 funds).

                                                               Fund Summary | 33

PORTFOLIO COMMENTARY

In a tough year Masters' Select Value did manage to own a number of winning stocks from a variety of market sectors. Among the biggest winners were Sprint (telecommunications), Providian (regional bank and credit cards), Vivendi Universal (a conglomerate), and Washington Post (publishing), all of which remain in the fund's portfolio. Two other big winners, Mandalay Bay (hotels and resorts) and Saks (retail department stores) were both sold. While each Masters' Select Fund is driven by bottom up stock picking, exposure to the tech sector clearly hurt Masters' Select Value in 2002. The fund entered the year with almost 14% of its portfolio in technology stocks. And as the year progressed most of its biggest losses came from this sector including Enterasys Networks (network hardware), Riverstone Networks (computer networks), Electronic Data Systems (business computer services) and First Data (business computer services). Other big losers came from a cross section of sectors and included Kroger (retail grocery), Guidant (medical equipment), Tyco International (a conglomerate), Waste Management (solid waste disposal) and Toys R Us (specialty retail). As is true with our other two funds, some of the fund's big losers were sold, reflecting recognition by the stock picker that a mistake was made. After many years of studying stock pickers we've come to realize that even the best make mistakes and the ability to admit these mistakes and move on is important. But it is also important for a stock picker to trust his own analysis and that trait was also present in 2002 as the fund's stock pickers not only continued to hold some losing positions, they even added to them. Stocks like Toys R Us reflect the stock picker's confidence in his valuation analysis and a lower price is viewed as an opportunity to buy more at an even bigger discount.

As we move into 2003 the fund has an unusual mix of holdings that includes several foreign companies (14% of the portfolio), four distressed bonds/notes (5% of the portfolio), and a number of mid-cap and small-cap stocks (40% of the portfolio, mostly in mid-caps). The sector exposure doesn't look much like the fund's Russell 3000 benchmark with 22% in consumer discretionary stocks (about
1.5 times the benchmark's weighting), 12.6% in consumer staples (more than double the benchmark's exposure), 16.7% in industrial stocks (about 1.5 times the benchmark), less than 2% in technology (compared to 6% for the benchmark), and not a single energy stock (the benchmark has 11% in energy). These weightings reflect the stock pickers' dedication to buying stocks based on their conviction rather than what is in the benchmark. Please see page 36 for more portfolio statistics.

TAXES AND EXPENSES

There is good news on the tax front. As of the end of 2002 Masters' Select Value Fund had a tax-loss carryforward equal to approximately $0.75 per share. This equates to 7.7% of the fund's asset base. This carryforward will be used to offset capital gains realized in the future when the fund sells any stocks at a price that is above the fund's average cost for the shares. The size of the loss carryforward coupled with the fact that, on average,

34 | The Masters' Select Funds
the fund's holdings are selling slightly below their cost (meaning that there is also a net unrealized loss in the fund portfolio) suggests to us that it is quite unlikely that there will be any capital gain distribution in 2003 and that 2004 is likely to be a low distribution year. Over the next few years, we believe that the benefit of the tax-loss carryforward coupled with our efforts to work with the fund's stock pickers to manage in as tax-aware a way as is prudent makes it likely that the fund will be very tax efficient.

Regarding expenses, the fund's expense ratio for 2002 dropped to 1.29% from 1.35%. As this fund's asset base grows, expenses should continue to decline. Of the three Masters' Select Funds, Value has the potential for the biggest expense decline because as the newest fund, it has the lowest asset base.

IN CLOSING

We believe the bear market of the last few years has driven many stocks down into bargain territory. This is the first time in many years that we've started a new year believing the stock market to be undervalued. For the next year the factors that will determine whether stocks perform well or not are difficult to confidently assess. But longer term, we believe it is likely that stocks are now set up to deliver reasonably good returns. We believe this bodes well for Masters' Select Value. (Please see the stock market discussion in the introduction to this report on page 6.) We remain confident in our belief that the quality of the stock pickers working for you in Masters' Select Value, coupled with the Masters' Select structure that allows them to focus on their highest-conviction holdings, will lead to continued success relative to the fund's benchmarks and peer group. And we continue to believe that the diversity of stock-picking styles, long-term investment focus and the ongoing evaluation and monitoring provided by Litman/Gregory further increases the chances for success. We thank you for your continued trust and confidence.

                                                               Fund Summary | 35

MASTERS' SELECT VALUE FUND MANAGERS

                                            MARKET
                               TARGET       CAPITALIZATION
INVESTMENT                     ASSET        OF COMPANIES    STOCK-PICKING
MANAGER         FIRM           ALLOCATION   IN PORTFOLIO    STYLE
-------         ----           ----------   ------------    -----

MASON HAWKINS   Southeastern   25%          All sizes       Value
                Asset
                Management

BILL MILLER     Legg Mason     25%          All sizes but   Eclectic, may invest
                Funds                       mostly large    in traditional value
                Management                  and mid-sized   stocks or growth
                                            companies       stocks

BILL NYGREN     Harris         25%          Mostly large    Value
                Associates                  and mid-sized
                                            companies

DAVID WINTERS   Franklin       25%          All sizes       Value
                Mutual
                Advisers


PORTFOLIO COMPOSITION

The fund holds 42 securities, exclusive of cash equivalents.

[PIE CHART]
Mid-Cap Domestic              35.8%
Large-Cap Domestic            35.4%
Foreign Equities              13.6%
Cash Equivalents & Other       5.7%
Bonds & Notes                  5.1%
Small-Cap Domestic             4.4%
[END PIE CHART]

                                     Sector Weights
                                  --------------------
                                          Russell 3000
                                              Value
                                  Fund        Index
                                  ----        -----
Finance                           29.3%       32.9%
Consumer Discretionary            22.1%       14.9%
Industrials                       16.7%       11.4%
Consumer Staples                  12.6%        5.1%
Telecommunications                 4.9%       13.9%
Technology                         1.8%        5.8%
Healthcare & Pharmaceuticals       1.8%        3.6%
Energy                             0.0%       10.6%
Bonds & Notes                      5.1%        0.0%
Cash Equivalents & Other           5.7%        1.8%
                                 -----       -----
NET ASSETS                       100.0%      100.0%
                                 =====       =====


Market Capitalization:
  Small-Cap Domestic < $1.4 billion
  Mid-Cap Domestic $1.4-$10.0 billion
  Large-Cap Domestic > $10.0 billion

36 | The Masters' Select Funds

MASTERS' SELECT VALUE FUND STOCK HIGHLIGHTS

CAPITAL ONE FINANCIAL CORP. - BILL MILLER

Capital One Financial Corporation provides financial products and services to consumers through a variety of subsidiaries. Its main subsidiary, Capital One Bank, is one of the largest providers of MasterCard and Visa credit cards in the U.S.

Capital One is one of the most successful mono-line financial services companies of the last decade, judging by market size, returns to shareholders, financial stability, and consistent quality of operations and execution. One of the main differences between Capital One and all the other mono-line sub-prime companies is in how they manage charged-off accounts. Almost all sub-prime companies sell their charge-offs to collections firms. In contrast, Capital One manages their recoveries in house. Recovery rates for other companies run around 10% while Capital One's recovery rate is about 35%, which has the effect of lowering the company's loss rate due to the increased recovery rate.

Capital One takes advantage of one of the best aspects of the credit card business that few other companies appear to exploit: High velocity financial assets can be re-priced overnight and liquidated to change strategies. Capital One regularly shifts around the credit spectrum searching for the best prospective customers and weak spots in the competition's offerings.

The stock has been cut in half over the last twelve months as investors have overreacted, in our opinion, to a memorandum of understanding (MOU) from their regulators, and to an increase in the company's delinquency rates and charge-off levels. In our opinion, Capital One is very attractively priced based on a number of quantitative and qualitative factors. We believe the company can achieve $4.55 in Earnings Per Share (EPS) this year based on its successful push into direct auto lending, a designed slowdown in growth-oriented operating expenses, and control of credit losses through a strong underwriting discipline. The company currently trades at just over eight times our 2003 EPS estimate and under seven times our 2004 EPS estimate of $5.45.

Over the past five years, the company has been rewarded with an average forward Price/Earnings (P/E) multiple of 18 times and an average price/book ratio of 5.2x. This has been driven by strong average returns on equity of 25% and high asset growth due to selecting markets into which Capital One could make effective competitive incursions. These include efforts to diversify away from sub-prime into super-prime credit cards, a strong entry into auto lending, and international diversification. Even forecasting a slowdown in the growth of assets and earnings into the single digits, we believe the company is worth $45-$57. This implies a P/E range of 10-12.5x our 2003 EPS estimate of $4.55 and 1.8x to 2.3x our estimate for 2003 book value of $24.44 per share. Given that these are large discounts to historical levels of valuation and given the company's ability to execute on its growth plans, we believe our price target range of $45-57 is achievable looking out over the next 12-24 months. Our review of comparable companies in the

                                                               Fund Summary | 37
banking, card lending, and diversified financial services sectors agrees with our Discounted Cash Flow (DCF) and dividend discount model-derived valuations, indicating a range of $50 to as high as $85.

AOL TIME WARNER, INC. - BILL NYGREN

AOL Time Warner is a fully integrated media and communications company formed by the January, 2001 merger of America Online and Time Warner. Through America Online - the leading Internet Service Provider (ISP) - it offers interactive, Internet, and electronic commerce services to subscribers. The company's publishing unit includes magazines like Time, Fortune, People, and Sports Illustrated. Its entertainment division produces and licenses compact discs and music videos, and makes and distributes motion pictures, television shows, and video recordings. AOL Time Warner also owns various television networks including HBO, CNN and WB, and is the second largest provider of cable television service.

In late 1999, near the peak of the Internet bubble, America Online hit a price of $96, giving it a market capitalization in excess of $200 billion. The following year, AOL announced it would purchase, for stock, "old media" company Time Warner, which itself had a market cap of nearly $100 billion. Fast-forward to mid summer 2002; the merged AOL Time Warner traded around $12 and the market cap of the combined companies had fallen from $300 billion to $55 billion.

The lofty valuations placed on Internet stocks in the late 90's were not supported by business values. However, at the current price, the market appears to be valuing the world's largest ISP at less than zero. While there have been near-term uncertainties about the America Online unit, the company still generates cash, has a powerful brand name, and has more customers than any other ISP. Clearly it is worth more than zero! Traditional Time-Warner businesses continue to grow, as publishing profits increase and high-profile movies like Harry Potter, Lord of the Rings, and Analyze That are released. We believe the old Time Warner assets are worth more than the combined company's current market value, and that worst case, the original AOL business is a slowly declining cash cow, best case, it's new content-driven broad-band strategy will allow growth to resume. With the stock price down over 80% from its high, and the current price representing a significant discount to the asset value, we believe above-average returns are now achievable.

GROUPE DANONE - DAVID WINTERS

Groupe Danone is a food manufacturer, which produces bottled water, yogurts and cookies. Danone is the No 1 worldwide by far in the yogurt category with a 17% market share (No1 in each of the market where it operates), the No 1 in volume and the No 2 in value in water and the No 1 in biscuits in Europe and emerging markets. Danone has very strong brands: the top four brands, Evian, Danone, Lu, Wahaha in China, represents in excess of 55% of sales. This is the key to leverage bargaining power with retailers.

38 | The Masters' Select Funds

Danone offers a unique exposure to health categories with above average growth rates. Danone operates in three of the four fastest growing segments in the food industry. Therefore, Danone has one of the highest growth rates in the industry of between 5-7% per annum that translate into higher operational leverage. In addition, Danone is implementing an industrial and logistics efficiency program that should improve EBIT (earnings before interest and taxes) margin by 30 basis points per annum and reduce CAPEX (capital expenditures) by 20%.

With the divestment of non-core activities, a tight control on working capital and internal free cash flow generation, the balance sheet has been significantly de-geared and the company should be cash positive by 2006.

Due to some disappointing results in Q3 2001, the stock got de-rated and started to trade below its intrinsic value. It presented an opportunity for us to start building a position in the stock. We considered that most of the problems the company encountered during the quarter could be fixed by the management and the company should continue to deliver top line growth above the peer group. If this is the case, we believe the stock should recover its premium rating. If not, the company represents an attractive target in an industry that is highly free cash flow generative and is still consolidating.











In keeping with Southeastern Asset Management's disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. THE VIEWS HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AT THE TIME THE COMMENTARIES ARE WRITTEN AND MAY NOT BE REFLECTIVE OF CURRENT CONDITIONS.

                                                               Fund Summary | 39

MASTERS' SELECT VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2002

 PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES: 5.1%
$2,294,227    Comdisco, Inc., 11.00%, 08/12/05                     $  2,305,698
 2,000,000    Level 3 Communications, 1.00%, 01/30/08++               1,510,000
 6,500,000    NTL Inc., 10.00%, 02/15/07+                               715,000
                                                                   ------------
 2,750,000    Pacific Gas & Electric Co., 1.00%, 10/31/49+            2,585,000
                                                                   ------------
TOTAL BONDS AND NOTES
  (cost $8,776,907)                                                   7,115,698
                                                                   ------------
SHARES
------

COMMON STOCKS: 89.2%

CONSUMER DISCRETIONARY: 22.1%
   210,000    AOL Time Warner, Inc.*                                  2,751,000
   125,000    Comcast Corp. - Special Class A*                        2,823,750
   130,000    Disney (Walt) Co.                                       2,120,300
   135,000    Eastman Kodak Co.                                       4,730,400
   250,000    Hilton Hotels Corp.                                     3,177,500
   195,000    Home Depot, Inc. (The)                                  4,672,200
   42,000     Knight Ridder, Inc.                                     2,656,500
   181,000    Toys R US, Inc.*                                        1,810,000
     4,270    Washington Post Co. - Class B                           3,151,260
   103,000    YUM! Brands, Inc.*                                      2,494,660
                                                                   ------------
                                                                     30,387,570
                                                                   ------------
CONSUMER STAPLES: 12.6%
   180,617    Altadis SA                                              4,117,838
    25,200    Brown Forman Corp. - Class B                            1,647,072
   510,000    Fleming Companies, Inc.                                 3,350,700
    17,100    Groupe Danone                                           2,298,980
   252,000    Korea Tobacco & Ginseng Corp.                           1,753,920
   123,000    Kroger Co. (The)*                                       1,900,350
    10,900    Nestle SA                                               2,309,088
                                                                   ------------
                                                                     17,377,948
                                                                   ------------
FINANCE: 29.3%
   170,000    Aon Corp.                                               3,211,300
    95,000    Bank One Corp.                                          3,472,250
     1,661    Berkshire Hathaway, Inc. - Class B*                     4,024,603
   110,000    Capital One Financial Corp.                             3,269,200
    45,000    Fairfax Financial Holdings Ltd.                         3,449,991
    49,220    Leucadia National Corp.++                               1,654,530
   111,500    Mony Group, Inc.                                        2,669,310
   675,000    Providian Financial Corp.*                              4,380,750
   200,000    UnumProvident Corp.                                     3,508,000
   263,000    Washington Mutual, Inc.                                 9,081,390
     5,400    White Mountains Insurance Group Ltd.                    1,744,200
                                                                   ------------
                                                                     40,465,524
                                                                   ------------
HEALTHCARE & PHARMACEUTICALS: 1.8%
    82,000    Guidant Corp.*                                          2,529,700
                                                                   ------------
INDUSTRIALS: 16.7%
    76,000    Dun & Bradstreet Corp.*                                 2,621,240
    44,000    FedEx Corp.                                             2,385,680
   130,000    Republic Services, Inc.*                                2,727,400
   360,000    Tyco International Ltd.                                 6,148,800
   303,000    Vivendi Universal SA                                    4,869,210
   187,000    Waste Management, Inc.                                  4,286,040
                                                                   ------------
                                                                     23,038,370
                                                                   ------------
TECHNOLOGY: 1.8%
 3,650,000    Comdisco, Inc. Contingent Equity Distribution*             13,688
    68,000    First Data Corp.                                        2,407,880
                                                                   ------------
                                                                      2,421,568
                                                                   ------------
TELECOMMUNICATIONS: 4.9%
   195,000    Sprint Corp.                                            2,823,600
    84,000    Telephone & Data Systems, Inc.                          3,949,680
                                                                   ------------
                                                                      6,773,280
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $126,195,049)                                               122,993,960
                                                                   ------------

40 | The Masters' Select Funds

MASTERS' SELECT VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2002 (Continued)

 PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 6.1%

REPURCHASE AGREEMENTS: 6.1%
$4,042,000    State Street Bank & Trust Co., 0.56%, 12/31/02,
                due 01/02/03 [collateral: $3,735,000, US
                Treasury Notes, 4.88%, due 02/15/12, value
                $4,131,844] (proceeds $4,042,126)                  $  4,042,000
 4,320,000    State Street Bank & Co., 0.56%, 12/31/02, due
                01/02/03 [collateral: $3,750,000, US Treasury
                Bill, 6.00%, due 02/15/26, value $4,410,349]
                (proceeds $4,320,134)                                 4,320,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $8,362,000)                                                   8,362,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $143,333,956): 100.4%                                       138,471,658
Liabilities in excess of Other Assets: (0.4)%                          (537,057)
                                                                   ------------
NET ASSETS: 100.0%                                                 $137,934,601
                                                                   ============

*    Non-income producing security.
+    Bond is in default and non-income producing.
++   Security is restricted.

See accompanying Notes to Financial Statements.

                                                    Schedule of Investments | 41

MASTERS' SELECT FUNDS TRUST
STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2002

                                                                         International
                                                         Equity Fund         Fund          Value Fund
-------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities, at cost                    $ 414,230,921    $ 311,121,810    $ 134,971,956
  Repurchase agreements, at cost                           16,705,000       46,990,000        8,362,000
                                                        -------------    -------------    -------------
          Total investments at cost                     $ 430,935,921    $ 358,111,810    $ 143,333,956
                                                        =============    =============    =============

  Investments in securities, at value                   $ 413,913,904    $ 290,683,381    $ 130,109,658
  Repurchase agreements, at value                          16,705,000       46,990,000        8,362,000
  Cash                                                         13,474           40,746            3,307
  Receivables:
    Securities sold                                                --        2,915,618               --
    Fund shares sold                                        1,134,767        2,810,526          101,388
    Dividends and interest                                    408,549          153,279          278,533
    Foreign taxes withheld                                     12,435          210,098               --
  Unrealized gain on forward exchange contracts                    --           40,241               --
  Prepaid expenses                                              8,003            1,651            3,195
                                                        -------------    -------------    -------------
          Total assets                                    432,196,132      343,845,540      138,858,081
                                                        -------------    -------------    -------------
LIABILITIES
  Payables:
    Securities purchased                                       51,197        5,829,485               --
    Fund shares redeemed                                      376,703        1,597,764          371,237
    Advisory fees                                             399,656          254,340          129,693
    Foreign taxes withheld                                         --               --            1,431
  Unrealized loss on forward exchange contracts                    --               --          353,581
  Accrued expenses                                            186,153          197,327           67,538
                                                        -------------    -------------    -------------
          Total liabilities                                 1,013,709        7,878,916          923,480
                                                        -------------    -------------    -------------
NET ASSETS                                              $ 431,182,423    $ 335,966,624    $ 137,934,601
                                                        =============    =============    =============
  Number of shares issued and outstanding
    (unlimited number of shares authorized,
    $0.01 par value)                                       42,308,085       31,400,026       14,051,760
                                                        =============    =============    =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                            $       10.19    $       10.70    $        9.82
                                                        =============    =============    =============
COMPONENTS OF NET ASSETS
  Paid-in capital                                       $ 498,105,576    $ 428,034,612    $ 156,322,345
  Accumulated net investment loss                                  --          (60,559)        (225,750)
  Accumulated net realized loss on investments            (66,608,440)     (71,594,035)     (12,949,736)
  Net unrealized appreciation (depreciation) on:
    Investments                                              (317,017)     (20,438,429)      (4,862,298)
    Foreign currency                                            2,304           25,035         (349,960)
                                                        -------------    -------------    -------------
          Net assets                                    $ 431,182,423    $ 335,966,624    $ 137,934,601
                                                        =============    =============    =============

  See accompanying Notes to Financial Statements.

42 | The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
STATEMENTS OF OPERATIONS For the Year Ended December 31, 2002

                                                                           International
                                                           Equity Fund          Fund         Value Fund
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
  Dividends (net of foreign taxes withheld
    of $17,994, $548,476 and $60,525,
    respectively)                                         $   4,114,670    $   4,965,343    $   1,880,953
  Interest                                                      287,856          185,389          887,618
                                                          -------------    -------------    -------------
          Total income                                        4,402,526        5,150,732        2,768,571
                                                          -------------    -------------    -------------
  Expenses
    Advisory fees                                             5,089,760        3,531,820        1,656,613
    Transfer agent fees                                         182,096           83,942           51,623
    Reports to shareholders                                     155,376           38,892           24,972
    Administration fees                                         144,394          100,376           46,999
    Professional fees                                            78,017           58,386           46,601
    Fund accounting fees                                         70,000           53,984           59,505
    Custody fees                                                 69,206          281,408           38,295
    Registration expense                                         32,595           44,917           15,936
    Trustee fees                                                 31,495           25,175           20,416
    Insurance expense                                            15,944            8,733            5,211
    Miscellaneous                                                28,738           25,838           10,160
                                                          -------------    -------------    -------------
          Total expenses                                      5,897,621        4,253,471        1,976,331
          Less: fees waived                                    (108,917)        (626,490)         (34,980)
          Less: expenses paid indirectly                         (3,139)            (822)          (1,010)
                                                          -------------    -------------    -------------
          Net expenses                                        5,785,565        3,626,159        1,940,341
                                                          -------------    -------------    -------------
               NET INVESTMENT INCOME (LOSS)                  (1,383,039)       1,524,573          828,230
                                                          -------------    -------------    -------------
  REALIZED AND UNREALIZED GAIN (LOSS)
    FROM INVESTMENTS AND FOREIGN
    CURRENCY:
    Net realized loss on:
      Investments                                           (43,020,104)     (39,056,104)     (11,581,726)
      Foreign currency transactions                              (4,703)        (570,981)      (1,581,355)
                                                          -------------    -------------    -------------
      Net realized loss                                     (43,024,807)     (39,627,085)     (13,163,081)
                                                          -------------    -------------    -------------
    Net unrealized appreciation (depreciation) on:
      Investments                                           (55,913,195)     (15,013,409)     (10,953,352)
      Foreign currency translations                               3,098           31,857         (338,883)
                                                          -------------    -------------    -------------
      Net unrealized depreciation                           (55,910,097)     (14,981,552)     (11,292,235)
                                                          -------------    -------------    -------------
      Net realized and unrealized loss on
        investments and foreign currency                    (98,934,904)     (54,608,637)     (24,455,316)
                                                          -------------    -------------    -------------
          NET DECREASE IN NET ASSETS
            RESULTING FROM OPERATIONS                     $(100,317,943)   $ (53,084,064)   $ (23,627,086)
                                                          =============    =============    =============

See accompanying Notes to Financial Statements.

                                                   Statements of Operations | 43

MASTERS' SELECT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                           Year Ended December 31,
                                                       ------------------------------
                                                           2002             2001
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment loss                                  $  (1,383,039)   $  (1,727,906)
  Net realized loss on investments and
    foreign currency                                     (43,024,807)     (18,785,785)
  Net unrealized appreciation (depreciation) on
    investments and foreign currency                     (55,910,097)       8,500,239
                                                       -------------    -------------
    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                   (100,317,943)     (12,013,452)
                                                       -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain                                          --       (2,245,807)
                                                       -------------    -------------
    Total distributions                                           --       (2,245,807)
                                                       -------------    -------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets
    from capital share transactions (a)                   22,622,921       54,162,940
                                                       -------------    -------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS              (77,695,022)      39,903,681

NET ASSETS
  Beginning of year                                      508,877,445      468,973,764
                                                       -------------    -------------
  END OF YEAR                                          $ 431,182,423    $ 508,877,445
                                                       =============    =============
  Accumulated net investment income                    $          --    $          --
                                                       =============    =============

(a)  A summary of capital share transactions is as follows:

                                               Year Ended                        Year Ended
                                            December 31, 2002                December 31, 2001
                                     ------------------------------    ------------------------------
                                        Shares            Value            Shares           Value
                                     -------------    -------------    -------------    -------------
Shares sold                             10,339,644    $ 114,037,793        9,611,254    $ 119,912,126
Shares issued in reinvestment
  of distribution                               --               --          181,122        2,209,630
Shares redeemed*                        (8,436,333)     (91,414,872)      (5,516,086)     (67,958,816)
                                     -------------    -------------    -------------    -------------
Net increase                             1,903,311    $  22,622,921        4,276,290    $  54,162,940
                                     =============    =============    =============    =============

*    Net of redemption fee proceeds of $95,821 and $69,288, respectively.

See accompanying Notes to Financial Statements.

44 | The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                    Year Ended December 31,
                                                -------------------------------
                                                    2002               2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income                         $   1,524,573     $   1,417,568
  Net realized loss on investments and
    foreign currency                              (39,627,085)      (28,468,569)
  Net unrealized depreciation on
    investments and foreign currency              (14,981,552)      (28,310,527)
                                                -------------     -------------
    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                             (53,084,064)      (55,361,528)
                                                -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                         (997,517)         (600,517)
  Return of capital                                   (35,994)         (118,695)
                                                -------------     -------------
    Total distributions                            (1,033,511)         (719,212)
                                                -------------     -------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets
    from capital share transactions (a)           111,219,577        59,180,642
                                                -------------     -------------
    TOTAL INCREASE IN NET ASSETS                   57,102,002         3,099,902

NET ASSETS
  Beginning of year                               278,864,622       275,764,720
                                                -------------     -------------
  END OF YEAR                                   $ 335,966,624     $ 278,864,622
                                                =============     =============
  Accumulated net investment loss               $     (60,559)    $          --
                                                =============     =============


(a)  A summary of capital share transactions is as follows:

                                               Year Ended                       Year Ended
                                            December 31, 2002                December 31, 2001
                                     ------------------------------    ------------------------------
                                         Shares           Value            Shares           Value
                                     -------------    -------------    -------------    -------------
Shares sold                             16,262,383    $ 194,223,191       10,413,061    $ 137,830,749
Shares issued in reinvestment
  of distribution                           90,714          951,779           57,134          703,049
Shares redeemed*                        (7,216,595)     (83,955,393)      (6,214,543)     (79,353,156)
                                     -------------    -------------    -------------    -------------
Net increase                             9,136,502    $ 111,219,577        4,255,652    $  59,180,642
                                     =============    =============    =============    =============

*    Net of redemption fee proceeds of $163,985 and $317,854, respectively.

See accompanying Notes to Financial Statements.

                                        Statements of Changes in Net Assets | 45

MASTERS' SELECT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                               Year Ended December 31,
                                                           ------------------------------
                                                                2002             2001
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income (loss)                             $     828,230    $     (46,826)
  Net realized loss on investments and
    foreign currency                                         (13,163,081)      (1,355,878)
  Net unrealized appreciation (depreciation) on
    investments and foreign currency                         (11,292,235)       5,225,519
                                                           -------------    -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                        (23,627,086)       3,822,815
                                                           -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                          --          (11,493)
  From net realized gain                                              --         (355,973)
                                                           -------------    -------------
    Total distributions                                               --         (367,466)
                                                           -------------    -------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets
    from capital share transactions (a)                        1,014,088      100,679,431
                                                           -------------    -------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS                  (22,612,998)     104,134,780

NET ASSETS
  Beginning of year                                          160,547,599       56,412,819
                                                           -------------    -------------
  END OF YEAR                                              $ 137,934,601    $ 160,547,599
                                                           =============    =============
  Accumulated net investment loss                          $    (225,750)   $          --
                                                           =============    =============

(a)  A summary of capital share transactions is as follows:

                                                Year Ended                      Year Ended
                                            December 31, 2002                December 31, 2001
                                     ------------------------------    ------------------------------
                                        Shares            Value            Shares           Value
                                     -------------    -------------    -------------    -------------
Shares sold                              4,042,720    $  42,963,163       10,761,964    $ 124,009,448
Shares issued in reinvestment
  of distribution                               --               --           32,595          364,085
Shares redeemed*                        (4,039,202)     (41,949,075)      (2,144,801)     (23,694,102)
                                     -------------    -------------    -------------    -------------
Net increase                                 3,518    $   1,014,088        8,649,758    $ 100,679,431
                                     =============    =============    =============    =============

*    Net of redemption fee proceeds of $64,198 and $109,527, respectively.

See accompanying Notes to Financial Statements.

46 | The Masters' Select Funds

MASTERS' SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

                                                                         Year Ended December 31,
                                                        -------------------------------------------------------
                                                          2002        2001        2000        1999       1998
---------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year                                     $ 12.59     $ 12.98     $ 14.38     $ 13.57     $ 11.84
                                                        -------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            (0.03)      (0.04)      (0.05)      (0.01)       0.03
  Net realized and unrealized gain (loss)
    on investments and foreign currency                   (2.37)      (0.29)       0.42        3.52        1.73
                                                        -------------------------------------------------------
  Total from investment operations                        (2.40)      (0.33)       0.37        3.51        1.76
                                                        -------------------------------------------------------
LESS DISTRIBUTIONS:
  From net investment income                                 --          --          --       (0.02)      (0.02)
  From net realized gain                                     --       (0.06)      (1.77)      (2.68)      (0.01)
                                                        -------------------------------------------------------
  Total distributions                                        --       (0.06)      (1.77)      (2.70)      (0.03)
                                                        -------------------------------------------------------
REDEMPTION FEE PROCEEDS++                                    --^         --^         --^         --^        N/A
                                                        -------------------------------------------------------

NET ASSET VALUE, END OF YEAR                            $ 10.19     $ 12.59     $ 12.98     $ 14.38     $ 13.57
                                                        =======================================================

Total return                                             (19.06)%     (2.55)%      3.17%      26.45%      14.90%
                                                        -------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions)                    $ 431.2     $ 508.9     $ 469.0     $ 449.2     $ 405.5
                                                        -------------------------------------------------------
  Ratio of total expenses to average net assets:
      Before fees waived                                   1.27%       1.28%       1.26%       1.28%       1.38%
                                                        -------------------------------------------------------
      After fees waived                                    1.25%       1.26%       1.24%       1.26%       1.38%
                                                        -------------------------------------------------------
  Ratio of net investment income (loss) to
    average net assets:                                   (0.30)%     (0.36)%     (0.35)%     (0.12)%      0.30%
                                                        -------------------------------------------------------

  Portfolio turnover rate                                 93.76%      94.98%     129.70%     116.42%     135.41%
                                                        -------------------------------------------------------

^    Amount represents less than $0.01 per share
++   Redemption fee instituted on November 1, 1999.

See accompanying Notes to Financial Statements.

                                                       Financial Highlights | 47

MASTERS' SELECT INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

                                                                         Year Ended December 31,
                                                        -------------------------------------------------------
                                                          2002        2001        2000        1999       1998
---------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year                                     $ 12.53     $ 15.31     $ 18.67     $ 10.95     $  9.88
                                                        -------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.05        0.06        0.07          --^       0.08
  Net realized and unrealized gain (loss)
    on investments and foreign currency                   (1.85)      (2.83)      (1.04)       8.13        1.08
                                                        -------------------------------------------------------
  Total from investment operations                        (1.80)      (2.77)      (0.97)       8.13        1.16
                                                        -------------------------------------------------------
LESS DISTRIBUTIONS:
  From net investment income                              (0.03)      (0.03)      (0.05)      (0.03)      (0.09)
  From net realized gain                                     --          --       (2.34)      (0.38)         --

  Return of capital                                          --^         --^         --          --          --
                                                        -------------------------------------------------------
  Total distributions                                     (0.03)      (0.03)      (2.39)      (0.41)      (0.09)
                                                        -------------------------------------------------------

REDEMPTION FEE PROCEEDS++                                    --^       0.02          --^         --^        N/A
                                                        -------------------------------------------------------

NET ASSET VALUE, END OF YEAR                            $ 10.70     $ 12.53     $ 15.31     $ 18.67     $ 10.95
                                                        =======================================================

Total return                                             (14.34)%    (17.94)%     (5.01)%     75.01%      11.74%
                                                        -------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions)                    $ 336.0     $ 278.9     $ 275.8     $ 219.4     $  95.2
                                                        -------------------------------------------------------
  Ratio of total expenses to average net assets:
    Before fees waived                                     1.32%       1.37%       1.34%       1.41%       1.63%
                                                        -------------------------------------------------------
    After fees waived                                      1.13%       1.19%       1.18%       1.29%       1.55%
                                                        -------------------------------------------------------
  Ratio of net investment income to
    average net assets:                                    0.47%       0.52%       0.47%       0.01%       0.87%
                                                        -------------------------------------------------------
  Portfolio turnover rate                                141.07%     174.19%     149.25%     100.00%      73.59%
                                                        -------------------------------------------------------

^    Amount represents less than $0.01 per share.
++   Redemption fee instituted on November 1, 1999.

See accompanying Notes to Financial Statements.

48 | The Masters' Select Funds

MASTERS' SELECT VALUE FUND
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

                                                         Year Ended December 31,
                                                        -------------------------        Period Ended**
                                                          2002              2001       December 31, 2000
--------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                                   $ 11.43           $ 10.45           $ 10.00
                                                        -------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.06               --^              0.01
  Net realized and unrealized gain (loss)
    on investments and foreign currency                   (1.67)             1.00              0.44
                                                        -------------------------------------------
  Total from investment operations                        (1.61)             1.00              0.45
                                                        -------------------------------------------
LESS DISTRIBUTIONS:
  From net investment income                                 --               --^                --
  From net realized gain                                     --             (0.03)               --
                                                        -------------------------------------------
  Total distributions                                        --             (0.03)               --
                                                        -------------------------------------------
REDEMPTION FEE PROCEEDS                                     --^              0.01               --^
                                                        -------------------------------------------

NET ASSET VALUE, END OF PERIOD                          $  9.82           $ 11.43           $ 10.45
                                                        ===========================================

Total return                                             (14.09)%            9.64%             4.50%+
                                                        -------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)                  $ 137.9           $ 160.5           $  56.4
                                                        -------------------------------------------
  Ratio of total expenses to average net assets:
    Before fees waived                                     1.31%             1.37%             1.75%*
                                                        -------------------------------------------
    After fees waived                                      1.29%             1.35%             1.70%*
                                                        -------------------------------------------
  Ratio of net investment income (loss) to
    average net assets:                                    0.55%            (0.04)%            0.07%*
                                                        -------------------------------------------
  Portfolio turnover rate                                 54.08%            32.67%            17.05%+
                                                        -------------------------------------------

*    Annualized.
+    Not annualized.
^    Amount represents less than $0.01 per share.
**   Commenced operations on June 30, 2000.

See accompanying Notes to Financial Statements.

                                                       Financial Highlights | 49

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

The Masters' Select Funds Trust (the "Trust") was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of three separate series: the Masters' Select Equity Fund, the Masters' Select International Fund and the Masters' Select Value Fund (each a "Fund" and collectively the "Funds").

The Masters' Select Equity Fund is a growth fund that seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of six highly regarded portfolio managers.

The Masters' Select International Fund invests primarily in foreign companies. It seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded international portfolio managers.

The Masters' Select Value Fund is a growth fund that seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of four highly regarded value managers.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Securities for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities maturing within 60 days or less are valued at amortized cost unless the Board of Trustees determines that amortized cost does not represent fair value.

B. FOREIGN CURRENCY TRANSLATION. The Funds' records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

50 | The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST

     The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

     Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the risk of foreign exchange rate fluctuations. All contracts are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

E. DISTRIBUTIONS TO SHAREHOLDERS. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary differences"), such amounts are reclassified within the capital accounts based on their federal tax-basis.

F. SECURITY TRANSACTIONS, DIVIDEND AND INTEREST INCOME. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method.

                                              Notes to Financial Statements | 51

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

G. REPURCHASE AGREEMENTS. It is the Trust's policy that its Custodian take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

H. EXPENSES PAID INDIRECTLY. Under terms of the Trust's Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

I. ACCOUNTING ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 - MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the "Agreement") with Litman/Gregory Fund Advisors, LLC (the "Advisor"). Under the terms of the Agreement, the Funds pay a fee to the Advisor equal to 1.10% of the average daily net assets of each Fund. The Advisor has contractually agreed to waive an amount equal to 0.02% of the daily average net assets applicable to the Masters' Select Equity Fund, 0.1925% of the daily average net assets applicable to the Masters' Select International Fund and 0.02% of the daily average net assets applicable to the Masters' Select Value Fund through December 31, 2003. While under certain circumstances the Advisor has the right to seek repayment of expenses it has reimbursed to the Fund, the Advisor has agreed not to seek repayment of management fees waived.

The Trust, on behalf of the Funds, has also entered into an Administration Agreement with U.S. Bancorp Fund Services, L.L.C. (the "Administrator"). Under its terms, the Funds pay monthly a fee based on the value of the total average net assets of the Trust at an annual rate of 0.100% of the first $100 million of such net assets, 0.050% of the next $150 million, 0.025% of the next $250 million and 0.0125% thereafter, subject to a minimum fee of $40,000 per Fund.

Affiliated entities of the Trust received net commissions on purchases and sales of the Funds' portfolio securities for the year ended December 31, 2002 of $12,371, $29,795 and $24,135 for the Masters' Select Equity Fund, the Masters' Select International Fund and the Masters' Select Value Fund, respectively.

Each unaffiliated Trustee is compensated by the Trust at the rate of $25,000 per year.

52 | The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4 - INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2002, excluding short-term investments, were as follows:

FUND                                 PURCHASES          SALES
--------------------------------------------------------------------------------
Equity                             $433,921,082     $411,630,122
International                       501,324,348      415,236,877
Value                                79,189,207       75,428,443

NOTE 5 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income and net realized gains and losses differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

As of December 31, 2002, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

                                                   INTERNATIONAL
                                     EQUITY FUND       FUND         VALUE FUND
--------------------------------------------------------------------------------
Cost of investments for tax
  purposes                          $435,221,926   $363,015,683    $143,333,956
                                    ============   ============    ============

Gross tax unrealized appreciation   $ 39,597,458   $ 17,334,969    $ 12,867,179

Gross tax unrealized depreciation    (44,200,480)   (42,677,271)    (17,729,477)
                                    ------------   ------------    ------------
Net tax unrealized depreciation
  on investments                      (4,603,022)   (25,342,302)     (4,862,298)
Net tax unrealized/realized
  appreciation (depreciation) on
  forward contracts and
  foreign-currency denominated
  assets and liabilities                   2,304          3,955         (22,285)
                                    ------------   ------------    ------------
Net tax unrealized depreciation     $ (4,600,718)  $(25,338,347)   $ (4,884,583)
                                    ============   ============    ============

                                              Notes to Financial Statements | 53

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax composition of dividends (other than return of capital dividends for the years ended December 31, 2002 and 2001) were as follows:

                                      2002                        2001
                            ----------------------------------------------------
                            ORDINARY     LONG-TERM      ORDINARY     LONG-TERM
                             INCOME     CAPITAL GAIN     INCOME     CAPITAL GAIN
                            ------------------------  --------------------------
Equity Fund                        --            --            --    $2,245,807

International Fund          $ 997,517            --     $ 600,517            --

Value Fund                         --            --       367,466            --

For Federal income tax purposes, the following Funds have capital loss carryforwards at December 31, 2002 that may reduce distributions of realized gains in future years.

EXPIRING IN                        EQUITY FUND   INTERNATIONAL FUND   VALUE FUND
--------------------------------------------------------------------------------
2009                               $17,370,664       $31,376,686     $   658,549
2010                                32,383,752        31,902,291       9,906,719
                                   -----------       -----------     -----------
                                   $49,754,416       $63,278,977     $10,565,268
                                   ===========       ===========     ===========

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the following Funds elected to defer capital losses occurring between October 31, 2002 and December 31, 2002 as follows:

                                              POST-OCTOBER       POST-OCTOBER
FUND                                         CURRENCY LOSSES    CAPITAL LOSSES
--------------------------------------------------------------------------------
Equity Fund                                            --         $12,568,019
International Fund                              $  39,479           3,411,185
Value Fund                                        553,425           2,384,468

NOTE 6 - OFF-BALANCE SHEET RISK

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such currencies.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements at the Funds' net equity as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At December 31, 2002, the Funds had the following forward contract outstanding:

54 | The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

MASTERS' SELECT INTERNATIONAL FUND

                                    IN EXCHANGE       SETTLEMENT     UNREALIZED
CONTRACTS TO BUY                        FOR              DATE        GAIN (LOSS)
--------------------------------------------------------------------------------
    6,312,557 Danish Kroner       U.S. $  871,840     01/02/2003      $  19,161
    2,365,071 Euro                      2,468,779     01/03/2003         11,150
    6,939,520 Swedish Krona               779,152     01/02/2003         18,930
--------------------------------------------------------------------------------
                                                                         49,241
--------------------------------------------------------------------------------

CONTRACTS TO SELL
--------------------------------------------------------------------------------
      498,592 British Pounds Sterling     799,791     01/02/2003         (2,578)
      237,406 Euro                        243,555     01/02/2003         (5,391)
       15,265 Euro                         15,665     01/02/2003           (342)
      179,460 Euro                        187,805     01/06/2003           (346)
      245,596 Swedish Krona                27,902     01/02/2003           (343)
--------------------------------------------------------------------------------
                                                                         (9,000)
--------------------------------------------------------------------------------
Net unrealized gain on forward contracts                              $  40,241
================================================================================

MASTERS' SELECT VALUE FUND

                                    IN EXCHANGE       SETTLEMENT     UNREALIZED
CONTRACTS TO BUY                        FOR              DATE        GAIN (LOSS)
--------------------------------------------------------------------------------
      450,000 Euro                U.S. $  443,561     05/21/2003      $  25,711
--------------------------------------------------------------------------------

CONTRACTS TO SELL
--------------------------------------------------------------------------------
    6,027,866 Euro                      6,051,978     05/21/2003       (234,036)
2,000,000,000 South Korean Won          1,650,165     03/05/2003        (25,906)
    3,079,174 Swiss Franc               2,107,580     01/13/2003       (119,350)
--------------------------------------------------------------------------------
                                                                       (379,292)
--------------------------------------------------------------------------------
Net unrealized loss on forward contracts                              $(353,581)
================================================================================

NOTE 7 - LINE OF CREDIT

The Trust has an unsecured $15,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. At December 31, 2002, the Trust has no outstanding borrowings.

                                              Notes to Financial Statements | 55

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Masters' Select Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Masters' Select Equity Fund, Masters' Select International Fund and Masters' Select Value Fund, each a series of Masters' Select Funds Trust (the "Funds") at December 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for Masters' Select Equity Fund and Masters' Select International Fund for each of the four years in the period then ended and Masters' Select Value Fund for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights presented for the Masters' Select Equity Fund and Masters' Select International Fund for the year ended December 31, 1998 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those financial highlights.


PricewaterhouseCoopers LLP

New York, New York
January 31, 2003

56 | The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the three Masters' Select Funds. The SAI includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-656-8864.

                             POSITION(S)       TERM OF OFFICE           PRINCIPAL OCCUPATION(S)          OTHER
NAME, ADDRESS,               HELD              AND LENGTH OF            DURING THE                       DIRECTORSHIPS
AND AGE                      WITH TRUST        TIME SERVED              PAST 5 YEARS                     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
A. George Battle (58)        Trustee           Term: Open ended         Senior Fellow, The Aspen         Director of
C/O Masters Select                             Time Served:             Institute, since 1995;           Ask Jeeves;
Funds                                          6 years                  Chief Executive Officer,         Peoplesoft,
4 Orinda Way                                                            Ask Jeeves, since 2000.          Inc.; Barra,
Suite 230D                                                                                               Inc.; and
Orinda, CA 94556                                                                                         Fair, Isaac.
------------------------------------------------------------------------------------------------------------------------
Frederick August             Trustee           Term: Open ended         Vice President, RuotSource
Eigenbrod, Jr.                                 Time Served:             Consulting Services
PhD (61)                                       6 years                  (organizational planning
C/O Masters Select                                                      and development)
Funds                                                                   since 2002; Senior Vice
4 Orinda Way                                                            President - Silicon Valley,
Suite 230D                                                              Right Associates (industrial
Orinda, CA 94556                                                        psychologists) from
                                                                        1990 to 2002.
------------------------------------------------------------------------------------------------------------------------
Kenneth E.                   President and     Term: Open ended         President of the Advisor;
Gregory* (45)                Trustee           Time Served:             President of Litman/Gregory
4 Orinda Way                                   6 years                  Research Inc. (publishers)
Suite 230D                                                              and Litman/Gregory
Orinda, CA 94556                                                        Asset Management, LLC
                                                                        (investment advisors).
------------------------------------------------------------------------------------------------------------------------
Craig A.                     Secretary and     Term: Open ended         Treasurer and Secretary
Litman* (56)                 Trustee           Time Served:             of the Advisor; Vice
100 Larkspur                                   6 years                  President and Secretary
Landing Circle                                                          of Litman/Gregory
Suite 204                                                               Research Inc.; Chairman
Larkspur, CA 94939                                                      of Litman/Gregory
                                                                        Asset Management, LLC.
------------------------------------------------------------------------------------------------------------------------
Taylor M. Welz (43)          Trustee           Term: Open ended         Partner, Bowman &
Bowman &                                       Time Served:             Company, LLP
Company LLP                                    6 years                  (certified public
2431 W. March Lane                                                      accountants).
Stockton, CA 95207
------------------------------------------------------------------------------------------------------------------------
John Coughlan (46)           Treasurer         Term: Open ended         Chief Operating Officer,
4 Orinda Way                                   Time Served:             Litman/Gregory Fund
Suite 230D                                     6 years                  Advisors, LLC; Chief
Orinda, CA 94556                                                        Financial Officer of
                                                                        Litman/Gregory Asset
                                                                        Management LLC.
------------------------------------------------------------------------------------------------------------------------

*    Denotes Trustees who are "interested persons" of the Trust under the 1940
     Act.

                                            TRUSTEE AND OFFICER INFORMATION | 57

ADVISOR:

             Litman/Gregory Fund Advisors, LLC
             Orinda, CA 94563

DISTRIBUTOR:

             Quasar Distributors, LLC
             615 E. Michigan St., 3rd Floor
             Milwaukee, WI 53202

TRANSFER AGENT:

             NFDS
             P.O. Box 219922
             Kansas City, MO 64121-9922
             1-800-960-0188

             For Overnight Delivery:
             Masters' Select Funds
             C/O NFDS
             330 W. 9th Street
             Kansas City, MO 64105

INVESTMENT PROFESSIONALS:

             Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

PROSPECTUS:

             To request a prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

SHAREHOLDER INQUIRIES:

             To request action on your existing account, contact the Transfer agent, NFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-HOUR AUTOMATED INFORMATION:

             For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

FUND INFORMATION:

                    FUND            SYMBOL            CUSIP         FUND NUMBER
             ------------------     ------          ---------       -----------
                 Equity Fund        MSEFX           576417109           305
             International Fund     MSILX           576417208           306
                 Value Fund         MSVFX           576417406           307

WEBSITE:

              WWW.MASTERSSELECTFUNDS.COM